DATED JUNE 25, 2002

PROSPECTUS

                               $ 130,000,000

                                The Gabelli
                             Equity Trust Inc.

              Series C Auction Rate Cumulative Preferred Stock
                                5,200 Shares
                  Liquidation Preference $25,000 per Share

                                                             [GABELLI LOGO]

                             -----------------

         The Gabelli Equity Trust Inc., or the Fund, is a closed-end non-diversified management investment company that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund's investments are selected by its Investment Adviser, Gabelli Funds, LLC. The Fund invests primarily in equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.

         This Prospectus offers shares of the Fund's Series C Auction Rate Cumulative Preferred Stock. The Series C Preferred has a liquidation preference of $25,000 per share. As of March 31, 2002, the Fund had outstanding 11,967,900 shares of two other series of preferred stock - the Series A Preferred, which pays a fixed annual dividend of 7.25%, and the Series B Pre ferred, which pays a fixed annual dividend of 7.20%. The Series A and Series B Preferred are traded on the New York Stock Exchange (the "NYSE") under the symbols GAB Pr and GAB PrB, respectively. As of March 31, 2002, the Fund also had outstanding 130,831,966 common shares that are traded on the NYSE under the symbol GAB. The Series C Preferred ranks pari passu with the Fund's Series A and Series B Preferred with respect to dividends and liquidation preference. The Series C Preferred has priority over the Fund's common shares as to dividends and distribution of assets upon liquidation as described in this Prospectus.

         The dividend rate for the initial dividend period for the Series C Preferred will be 1.85%. The initial dividend period is from the date of issuance through July 2, 2002. For subsequent dividend periods, the Series C Preferred will pay dividends based on a rate set at auction, usually held every seven days.

         The Series C Preferred will not be listed on an exchange. It is a condition of closing this offering that the Series C Preferred have a rating of Aaa from Moody's Investors Service, Inc. ("Moody's") and a rating of AAA from Standard & Poor's Rating Services ("S&P"). In order to maintain those ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to the Series C Preferred and any other preferred stock outstanding under guidelines established by Moody's and S&P. The Fund is also required to maintain a minimum asset coverage for its preferred stock by the Investment Company Act of 1940. If the Fund fails to maintain any applicable asset coverage requirement, the Fund can require that some or all of its preferred stock (including the Series C Preferred) be sold back to it (redeemed). Subject to certain notice and other requirements, the Fund also may redeem shares of the Series C Preferred at any time. In the event the Fund redeems shares of Series C Preferred, such redemptions will be for cash at a price equal to $25,000 per share plus accumulated but unpaid dividends.

                             -----------------

Investing in our Series C Preferred involves risks. See "Risk Factors and Special Consid erations" beginning on page 22.
                             -----------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             -----------------


                                              Per Share           Total
                                              ---------           -----
Public Offering Price(1)                      $25,000             $130,000,000
Underwriting Discount(2)                      $250                $1,300,000
Proceeds to the Fund (be                      $24,750             $128,700,000
fore expenses)(3)
                             -----------------

     (1)      Plus accumulated dividends, if any, from June 27, 2002.

     (2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     (3)      Offering expenses payable by the Fund are estimated at $500,000.

                             -----------------

         The Series C Preferred is being offered by the underwriters listed in this Prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of the Series C Preferred will be made in book-entry form through the facilities of The Depository Trust Company on or about June 27, 2002.

                              ----------------

Salomon Smith Barney

                                                        Gabelli & Company, Inc.

June 25, 2002

(continued from previous page)

         Investors may only buy or sell Series C Preferred through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in Series C Preferred and a secondary market may not provide you with liquidity.

         This Prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest. You should read the Prospectus and retain it for future reference.

         The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated June 25, 2002 (the "SAI"), which contains additional information about the Fund. The SAI is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 52 of this Prospectus. You may request a free copy of the SAI by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the SAI on the Securities and Exchange Commission's web site (http://www.sec.gov).

         You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only.

                    ------------------------------------


                             TABLE OF CONTENTS
                                                                           Page
                                                                           ----

Prospectus Summary........................................................   1
Tax Attributes of Preferred Stock Dividends...............................  14
Financial Highlights......................................................  16
Use of Proceeds...........................................................  18
The Fund..................................................................  19
Capitalization............................................................  19
Investment Objectives and Policies........................................  20
Risk Factors and Special
     Considerations.......................................................  22
How the Fund Manages Risk.................................................  27
Management of the Fund....................................................  28
Portfolio Transactions....................................................  30
Dividend and Distribution Policy..........................................  30
Description of the Series C Preferred.....................................  31
The Auction...............................................................  40
Description of Capital Stock and Other
     Securities...........................................................  43
Taxation..................................................................  44
Anti-Takeover Provisions of the Charter and
     By-Laws..............................................................  48
Custodian, Transfer Agent, Auction Agent and
     Dividend-Disbursing Agent............................................  49
Underwriting..............................................................  49
Legal Matters.............................................................  50
Experts...................................................................  50
Additional Information....................................................  50
Special Note Regarding Forward-Looking Statements.........................  51
Table of Contents of SAI..................................................  52
Appendix A................................................................  54

                             PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained in the Prospectus and the SAI.


The Fund . . . . . . . . . . . . . . . .The Fund is a closed-end non-diversified management investment company that has been in operation since August 21, 1986.  As of March 31, 2002, the net assets of the Fund were $1,476,776,614.  The Fund's outstanding common stock, par value $.001 per share, is listed and traded on the NYSE.
                                        As of March 31, 2002, the Fund had 130,831,966 shares of common stock outstanding.  As of March 31, 2002, the Fund also had outstanding
                                        5,367,900 shares of Series A Preferred, $25 per share liquidation prefer ence, and 6,600,000 shares of Series B Preferred, $25 per share liquidation preference.  The Series C Preferred, Series A Preferred and Series B Pre
                                        ferred have the same seniority with respect to dividends and liquidation preference.

The Offering . . . . . . . . . . . . . .The Fund is offering 5,200 shares of Series C Preferred, par value $0.001, pursuant to this Prospectus at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the commencement date of the dividend period during which such Series C Preferred is issued.  The
                                        Series C Preferred is being offered by Salomon Smith Barney Inc. and
                                        Gabelli & Company, Inc. as underwriters.

                                        Series C Preferred shares entitle their holders to receive cash dividends at annual rates that likely will vary from dividend period to dividend period. In general, except as described under " - Dividends and
                                        Distributions" below and "Description of the Series C Preferred - Dividends and Dividend Periods," the dividend period for the Series C Preferred will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period. See "The Auction."

                                        The Series C Preferred will not be listed on an exchange. Instead, investors may buy or sell Series C Preferred in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                        Generally, investors in Series C Preferred will not receive certificates representing ownership of their shares. The securities depository (The
                                        Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the
                                        Series C Preferred in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of
                                        Series C Preferred.

Investment Objectives
and Methodology . . . . . . . . . . . . Investment Objectives.  The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.
                                        Income is a secondary objective of the Fund.  No assurance can be given that the Fund will achieve its investment objectives.  See "Investment
                                        Objectives and Policies."

                                        Investment Methodology. In selecting securities for the Fund, the Invest ment Adviser normally will consider the following factors, among others:
                                        (i) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (ii) the potential for capital appreciation of the securities; (iii) the interest or dividend income generated by the securities; (iv) the prices of the securities relative to other comparable securities; (v) whether the securities are entitled to the benefits of call protection or other protective covenants
                                        (e.g., events of acceleration or events of default for failure to comply with certain financial ratios or to satisfy other financial covenants or benchmarks); (vi) the existence of any anti-dilution protections or guarantees of the security; and (vii) the diversifi cation of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to equity securities seeks to identify securities of companies that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuer's free cash flow and long-term earnings trends. Finally, the
                                        Investment Adviser looks for a catalyst - something in the company's industry or indigenous to the company or country itself that will surface additional value.

                                        Portfolio Contents. Although under normal market conditions at least 65%
                                        (80% commencing on July 31, 2002) of the Fund's total assets will consist of equity securities, when a temporary defensive posture is believed by the
                                        Investment Adviser to be warranted ("temporary defensive periods"), the
                                        Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The
                                        Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. government securities and repurchase agreements in respect of those securities. Such actions on the part of the
                                        Fund may adversely affect its ability to achieve its investment objectives.

                                        The Fund may invest up to 10% of its total assets in fixed-income securities issued by U.S. and foreign corporations, governments and agencies that are rated below investment grade by primary rating services such as S&P and Moody's. These high-yield, higher-risk securities are commonly known as "junk bonds." These debt securities are predominantly speculative and involve major risk exposure to adverse conditions.

                                        The Fund may invest up to 35% of its total assets in foreign securities.
                                        Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

Dividends
and Distributions . . . . . . . . . . . The holders of Series C Preferred are entitled to receive cash dividends at annual rates that will vary from dividend period to dividend period.  The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Series C Preferred offered in this Prospectus.  For subsequent dividend periods, the Series C
                                        Preferred will pay dividends based on a rate set at auctions, normally held weekly.  In most instances, dividends are also payable weekly, on the first business day following the end of the dividend period.  If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.  The Fund may, subject to certain conditions, designate special dividend periods of more than seven days.  The dividend payment date for any such special dividend periods of more than seven days will be set out in the notice designating a special dividend period.  Dividends on the Series C Preferred will be cumulative from the date the shares are first issued and will be paid out of legally available funds.


                                                                         Dividend
                                                                                 Payment Date           Number of
                                                                Initial           for Initial        Days of Initial
                                                             Dividend Rate      Dividend Period      Dividend Period
                                                             -------------      ---------------      ---------------
                                        Series C
                                        Preferred.........        1.85%            July 3, 2002              6

                                        In no event will the dividend rate set at auction for the Series C
                                        Preferred exceed the maximum applicable rate. The maximum applicable rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate
                                        on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series C Preferred by Moody's and S&P or (ii) in the case of a dividend period of longer than
                                        184 days, the applicable percentage of the Treasury Index Rate.

                                                                                                     Applicable
                                           Moody's Credit Rating       S&P Credit Rating             Percentage
                                           ---------------------       -----------------             ----------

                                               Aa3 or higher             AA- or higher                  150%
                                                  A3 to A1                  A- to A+                    175%
                                                Baa3 to Baa1              BBB- to BBB+                  250%
                                                 Below Baa3                Below BBB-                   275%

                                        See "Description of the Series C Preferred - Dividends - Maximum Appli
                                        cable Rate." For example, calculated as of December 31, 2001 and March 31,
                                        2002, respectively, the maximum applicable rate for the Series C Preferred
                                        (assuming the Series C Preferred is then rated Aa3 or above by Moody's and
                                        AA- or above by S&P) would have been 2.67% and 2.70%, for dividend periods of 90 days, and 4.54% and 5.57% for dividend periods of two years.* There is no minimum applicable rate in respect of any dividend period.

                                        Any designation of a special dividend period will be effective only if, among other things, proper notice has been given, the auction immediately preceding the special dividend period was not a failed auction and the Fund has confirmed that it has assets with an aggregate discounted value at least equal to the Series C Preferred Basic Maintenance Amount (as defined in the applicable rating agency guidelines). See "Description of the Series
                                        C Preferred - Dividends" and "Description of the Series C Preferred - Desig
                                        nation of Special Dividend Periods" and "The Auction."

                                        No full dividend shall be declared or paid or set apart for payment on the
                                        Series C Preferred for any dividend period or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of preferred stock of the Fund ranking on a parity with the Series C Preferred as to the payment of dividends have been or contem poraneously are declared and paid on all such outstanding shares of pre ferred stock. If full cumulative dividends due have not been paid on all shares of preferred stock of the Fund ranking on a parity with the
                                        Series C Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series C Preferred)
                                        shall be paid as nearly pro rata as possible on all outstanding shares of such pre ferred stock on the dividend payment dates therefor in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock.

                                        The Fund has a policy, which may be modified at any time by its Board of
                                        Directors, of paying distributions on its common stock of at least 10% of average quarter-end net assets attributable to common stock.

Auction Procedures . . . . . . . . . . .You may buy, sell or hold Series C Preferred in the auction.  The following is a brief summary of the auction procedures, which are described in more detail elsewhere in this Prospectus and in the SAI.  These auction proce dures are complicated, and there are exceptions to these procedures.  Many of the terms in this section have a special meaning.  Any terms in this section not defined have the meaning assigned to them in the SAI and the
                                        SAI Glossary.

                                        The auctions determine the dividend rate for the Series C Preferred, but each dividend rate will not be higher than the maximum applicable rate. See
                                        "Description of the Series C Preferred - Dividends."

                                        If you own shares of Series C Preferred, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Series C Preferred can enter three kinds of orders regarding their
                                        Series C Preferred: sell, bid and hold.

_____________


 * Dividend periods presented for illustrative purposes only. Actual dividend periods may be of greater or lesser duration.



                                             If you enter a sell order, you indicate that you want to sell Series C
                                             Preferred at $25,000 per share, no matter what the next dividend period's rate will be.

                                             If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Series C Preferred only if the next dividend period's rate is less than the rate you specify.

                                             If you enter a hold order, you indicate that you want to continue to own
                                             Series C Preferred, no matter what the next dividend period's rate will be.

                                        You may enter different types of orders for your Series C Preferred, as well as orders for additional Series C Preferred. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series C Preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Series C Preferred and submit a bid higher than the maximum applicable rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to con tinue to hold Series C Preferred, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

                                        If you do not then own Series C Preferred, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum applicable rate, your order will not be accepted.

                                        Broker-dealers will submit orders from existing and potential holders of
                                        Series C Preferred to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series C Preferred. A broker-dealer's failure to submit orders for Series C Preferred held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund.
                                        Neither the Fund nor the Investment Adviser may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Investment Adviser may submit orders in an auction, but only if such orders are not for its own account.

                                        The auction agent after each auction for the Series C Preferred will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (a) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (b) 1/4 of 1%, times (c) $25,000, times (d) the aggregate number of Series C Preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the
                                        Series C Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

                                        If the number of Series C Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the maximum applicable rate is at least equal to the number of Series C Preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the
                                        Series C Preferred available for purchase in the auction.

                                        If the number of Series C Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the maximum applicable rate is less than the number of Series C Preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the divi dend rate will be the maximum applicable rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series C Preferred for which they submitted sell orders.

                                        The auction agent will not accept a bid above the maximum applicable rate.
                                        The purpose of the maximum applicable rate is to place an upper limit on dividends with respect to the Series C Preferred and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there is more Series C Preferred offered for sale than there are buyers for those shares).

                                        If broker-dealers submit or are deemed to submit hold orders for all out standing Series C Preferred, the auction is considered an "all hold"
                                        auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper
                                        Rate.

                                        The auction procedures include a pro rata allocation of Series C Preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of Series C Preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

                                        Settlement of purchases and sales will be made on the next business day
                                        (which also is a dividend payment date) after the auction date through The
                                        Depository Trust Company. Purchasers will pay for their Series C Preferred through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this Prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

                                        The first auction for Series C Preferred will be held on July 2, 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for
                                        Series C Preferred normally will be held every Tuesday (or the next preced ing business day if Tuesday is a holiday), and each subsequent dividend period for the Series C Preferred normally will begin on the following
                                        Wednesday.

                                        If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then current dividend period shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period shall be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period shall be the first business day next succeeding the end of such period.

Rating and Asset
Coverage Requirements . . . . . . . . . The Fund will issue Series C Preferred only if such shares have received a credit quality rating of Aaa from Moody's and a rating of AAA from S&P. The
                                        Articles Supplementary of the Fund setting forth the rights and prefer ences of the Series C Preferred contain certain tests that the Fund must satisfy to obtain and maintain a rating of Aaa from Moody's and AAA from
                                        S&P under their current guidelines. See "Description of the Series C
                                        Preferred - Rating Agency Guidelines." The Articles Supplementary for the
                                        Series C Preferred have been filed as an exhibit to this registration statement and may be obtained through the web site of the Securities and
                                        Exchange Commission (http://www.sec.gov).

                                        Under the asset coverage tests to which the Fund is subject, the Fund is required to maintain (i) a discounted value of its portfolio greater than or equal to the Series C Preferred Basic Maintenance Amount (as defined in the applicable rating agency guidelines) and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the Investment Company Act of 1940, as amended (the "1940
                                        Act")), with respect to all outstanding preferred stock of the Fund, including the Series C Preferred. See "Description of the Series C
                                        Preferred - Asset Maintenance Requirements."

                                        The Fund estimates that if the Series C Preferred offered hereby had been issued and sold as of March 31, 2002, the asset coverage under the 1940 Act would have been approximately 374% immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $1,800,000). The asset coverage would have been computed as follows:

                                        value of Fund assets less liabilities not constituting senior securities
                                        ($1,604,976,614) / senior securities representing indebtedness plus liquida tion preference of each class of preferred stock ($429,197,500), expressed as a percentage = 374%.

Mandatory
Redemption . . . . . . . . . . . . . .  The preferred stock of the Fund, including the Series C Preferred, may be subject to mandatory redemption by the Fund to the extent the Fund fails to maintain the asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date. The redemption price for Series C
                                        Preferred subject to mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Series
                                        C Preferred having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors.

Optional Redemption . . . . . . . . . . The Fund generally may redeem Series C Preferred, in whole or part, on not less than 15 calendar days and not more than 40 calendar days prior notice.
                                        Any such redemption will be made, in the case of Series C Preferred desig nated as having a dividend period of one year or less, on the next business day after the last day of such dividend period and, in the case of Series C
                                        Preferred having a dividend period of more than one year, on any business day prior to the end of the relevant dividend period.

                                        The redemption price per Series C Preferred share will equal $25,000, plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date on the next business date after the last day of such dividend period in the case of Series C
                                        Preferred designated as having a dividend period of one year or less and, in the case of Series C Preferred having a dividend period of more than one year for the foregoing redemption price subject to any specific redemption provisions applicable to such dividend period on any business day prior to the end of the relevant dividend period, which may include the payment of a redemp tion premium determined by the Board of Directors.

                                        Such redemptions are subject to the limitations of the 1940 Act and Mary land law. The Fund's other series of preferred stock, the Series A and
                                        Series B Preferred, are redeemable at the option of the Fund prior to June
                                        9, 2003 and June 20, 2006 (with respect to each series respectively) only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.

Voting Rights . . . . . . . . . . . . . At all times, holders of shares of the Fund's preferred stock (including the Series C Preferred) outstanding at the time, voting as a single class, will be entitled to elect two members of the Fund's Board of Directors, and holders of the preferred stock and common stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on any of its preferred stock in an amount equal to two full years' dividends, holders of the preferred stock, voting as a single class, will have the right to elect the smallest number of directors that would constitute a majority of the directors until all cumulative dividends on all shares of preferred stock have been paid or provided for. Holders of
                                        Series C Pre ferred and any other preferred stock will vote separately as a class on certain other matters, as required under the Articles
                                        Supplementary, the 1940 Act and Maryland General Corporation Law. Except as
                                        otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of Series C Preferred will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and any other preferred stock as a single class. See "Description of the Series C Preferred -
                                        Voting Rights."

Liquidation
Preference . . . . . . . . . . . . . . .The liquidation preference of the Series C Preferred is $25,000 per share.
                                        Upon a liquidation, each holder of Series C Preferred will be entitled to receive an amount per share equal to the liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution.  See "Description of the Series C Preferred
                                        - Liquidation Rights."

Use of Proceeds . . . . . . . . . . . . The Fund will use the net proceeds from the Offering to purchase additional portfolio securities in accordance with its investment objectives and policies.
                                        See "Use of Proceeds."

Risks and Special
Considerations . . . . . . . . . . . . .Risk is inherent in all investing.  Therefore, before investing in Series C
                                        Preferred and the Fund you should consider certain risks carefully.  The primary risks of investing in Series C Preferred are:

                                        If an auction fails, you may not be able to sell some or all of your Series
                                        C Preferred. The Fund is not obligated to redeem your Series C Preferred if an auction fails. The underwriters are not required to make a market in the
                                        Series C Preferred. No broker-dealer is obligated to maintain a secondary market for the Series C Preferred apart from the auctions.

                                        You may receive less than the price you paid for your Series C Preferred if you sell them outside of the auction, especially when market interest rates are rising.

                                        A rating agency could downgrade or withdraw the rating assigned to the
                                        Series C Preferred, which would likely have an adverse effect on the liquid ity and market value of the Series C Preferred. The credit rating does not eliminate or mitigate the risks of investing in the Series C Preferred.

                                        The Fund may be forced to redeem your Series C Preferred to meet regula tory or rating agency requirements or may voluntarily redeem your Series C
                                        Preferred. Subject to such redemptions, the Series C Preferred is perpetual.

                                        The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series C Preferred.

                                        The Series C Preferred is not an obligation of the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the
                                        Fund having insufficient assets to redeem all of the Series C Preferred for the full redemption price.

                                        The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series C Preferred. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio.

                                        The Fund may invest up to 35% of its total assets in foreign securities.
                                        Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic compa nies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk
                                        Factors and Special Considerations - Foreign Securities."

                                        As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified invest ment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the
                                        Fund may present greater risk to an investor than an investment in a diversi fied company.

                                        The Investment Adviser is dependent upon the expertise of Mr. Mario J.
                                        Gabelli in providing advisory services with respect to the Fund's invest ments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

                                        See "Risk Factors and Special Considerations."

Interest Rate Transactions. . . . . . . In connection with the sale of the Series C Preferred, the Fund may enter into interest rate swap or cap transactions in order to reduce the impact of changes in the dividend rate of the Series C Preferred or obtain the equiva lent of a fixed rate for the Series C Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap
                                        (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate pay ment that is intended to approximate the Fund's variable rate payment obligation on the Series C Preferred. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supple mentary even if the counterparty defaulted.
                                        Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the
                                        Series C Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termina tion date, there is a risk that the Fund will not be able to obtain a replace ment transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C Preferred. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on its outstanding preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares
                                        (including the Series C Preferred). Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could require the Fund to make a termination payment to the counterparty. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the Series C Preferred in a notional amount in excess of the outstanding amount of the Series C Preferred. See "How the Fund Manages
                                        Risk - Interest Rate Transactions" for additional information.

Use of Leverage . .. . . . . . . . . .  As provided in the 1940 Act, the Fund may issue debt or preferred stock so long as the Fund's total assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock and debt outstanding at the time of issuance. Leverage entails two primary risks.
                                        The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. These two risks would generally make the Fund's total return to common stockholders more volatile to the extent it utilizes leverage. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

                                        If the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the
                                        Fund ceasing to qualify as a regulated investment company under the
                                        Internal Revenue Code of 1986, as amended (the "Code"). See "Taxation."
                                        Finally, if the asset coverage for preferred stock or debt securities declines to less than the level required under the 1940 Act or the terms of the preferred stock or debt (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.

Federal Income Tax
Considerations . . . . . . . . . . . . .The Fund has qualified, and intends to remain qualified, for Federal income tax purposes, as a regulated investment company under Subchapter M of the
                                        Code.  Qualification requires, among other things, compliance by the Fund with certain distribution requirements.  Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset cover age requirements could jeopardize the Fund's ability to meet the distribution requirements.  The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements.  See "Taxation" in this Prospectus and
                                        "Taxation" in the SAI for more complete discussions of these and other
                                        Federal income tax considerations.

Potential Tax Benefit
to Certain Investors . . . . . . . . . .Most individuals pay Federal income tax at a lower rate on long term capital gains than on ordinary income and short-term capital gains. For individuals in the highest tax brackets this differential currently can be as great as 18.6%, the difference between 38.6% on ordinary income and short-term capital gains and 20% on long-term capital gains. In accordance with the published position of the Internal Revenue Service ("IRS"), the
                                        Fund intends to allocate its net long-term capital gain, net short-term capital gain and ordinary investment income proportionately among its common stock and preferred stock. Over the past one, three and five fiscal years ending December 31, 2001, the distributions of taxable income by the
                                        Fund con sisted of 88%, 84% and 88% long-term capital gains. If the Fund continues to pay a portion of its distributions in the form of long-term capital gain distributions, most individual investors will accordingly realize a tax benefit and pay a lower rate of Federal income tax on their
                                        Series C Preferred dividends than if the Fund did not distribute long-term capital gains. See "Tax Attributes of Preferred Stock Dividends."

                                        Corporations and other Federal taxpayers that do not benefit from capital gains tax treatment will not realize the potential tax benefits described above. In addition, because only a relatively small amount of the dividends on the Series C Preferred that constitute taxable income is expected to qualify for the dividends received deduction available to corporations, the
                                        Series C Preferred may not be a suitable investment for corporate taxpayers. For instance, for the year ended December 31, 2001, approximately 8.2% of distributions comprising taxable income on the Fund's preferred stock qualified for the dividends received deduction.

Secondary Market
Trading . . . . . . . . . . . . . . . . The Series C Preferred will not be listed on an exchange.  Broker-dealers may, but are not obligated to, maintain a secondary trading market in Series
                                        C Preferred outside of auctions.  There can be no assurance that a secondary market will provide owners with liquidity.  You may transfer Series C
                                        Preferred outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other persons as the Fund permits.

Investment Adviser . . . . . . . . . . .Gabelli Funds, LLC, the Fund's Investment Adviser, is a New York limited liability company which also serves as investment adviser to other closed-
                                        end investment companies and open-end investment companies with aggre gate assets in excess of $26 billion as of March 31, 2002. The Investment
                                        Adviser is a registered investment adviser under the Investment Advisers
                                        Act of 1940. The Investment Adviser is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets. This fee will be paid on assets attributable to the Series C
                                        Preferred only to the extent the Fund's net asset value total return for the year exceeds the dividend rate for the Series C Preferred at the beginning of each year (including the anticipated cost of a swap or cap if the Fund hedges its Series C Preferred dividend obligations). The
                                        Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator.

Repurchase of Common
Stock and Anti-takeover
Provisions . . . . . . . . . . . . . . .The Fund is authorized, subject to maintaining required asset coverage on its preferred stock, to repurchase its common stock on the open market when the shares are trading at a discount of 10% or more (or such other percent age as its Board of Directors may determine from time to time) from their net asset value.  In addition, certain provisions of the Fund's Charter and By-
                                        Laws may be regarded as "anti-takeover" provisions.  Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 66 2/3% of the outstanding shares of each class of stock of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company and an affirmative vote of 66 2/3% of each class of the outstanding voting shares of the Fund may be necessary to authorize certain business transactions with any beneficial owner of more than 5% of the outstanding shares of the Fund.
                                        The overall effect of these provisions is to render more difficult the accom plishment of a merger with, or the assumption of control by, a principal stockholder.  These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their shares at a premium to the prevailing market price.  See "Anti-Takeover Provisions of the Charter and By-Laws."

Custodian, Transfer Agent
and Paying Agent
and Auction Agent . . . . . . . . . . . Boston Safe Deposit and Trust Company serves as the Fund's custodian.
                                        With respect to the Series C Preferred, The Bank of New York serves as transfer and paying agent and registrar and as agent to provide notice of redemption and certain voting rights.  See "Custodian, Transfer Agent and
                                        Paying Agent."  The Bank of New York will also serve as the Fund's auction agent for the Series C Preferred.



                 TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income. The Fund operates as a regulated investment company under the Code, and distributions by a regulated investment company generally retain their character as capital gain or ordinary income when received by its preferred and common stockholders. Distributions of short-term capital gain are taxed at ordinary income rates. The dividends paid by the Fund to holders of the Series C Preferred may, for Federal income tax purposes, consist of varying proportions of long-term capital gain, short-term capital gain, ordinary income and/or returns of capital.

         Both long-term and short-term capital gains of corporations are currently taxed at the rates applicable to ordinary income. For non-corporate taxpayers, however, distributions of capital gain on assets held by the Fund longer than 12 months generally are currently taxable to individuals at a maximum rate of 20%. Distributions of net investment income and short-term capital gain of the Fund are currently taxable to individuals at a maximum rate of 38.6%.

         Although the Fund is not managed using a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in Series C Preferred would, under current Federal income tax law, realize a tax savings on their investment to the extent that distributions by the Fund to its stockholders are composed of long-term capital gain taxed at a lower rate. In contrast, preferred stock dividends distributed by corporations that are not regulated investment companies are generally comprised, for Federal income tax purposes, only of ordinary income.

         Over the past one, three and five fiscal years ending December 31, 2001, the distributions of taxable income by the Fund consisted of 88%, 84%, and 88% long-term capital gains. The Fund has no reason to expect that these percentages will decrease materially in the future although it cannot provide any assurances in this regard. Conversely, for the year ended December 31, 2001, approximately 8.2% of distributions of taxable income on the Fund's preferred stock qualified for the dividends received deduction available to corporations.

         The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation."

Assumptions

         The following tables show examples of the pure ordinary income equivalent yield that would be generated by the stated dividend rate on the Series C Preferred, assuming distributions for Federal income tax purposes consisting of different proportions of long-term capital gain and ordinary income (including short-term capital gain) for an individual in the 38.6% and 30.0% Federal marginal income tax brackets. In reading these tables, you should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in distributions of varying proportions of long-term capital gain, ordinary income and/or return of capital, and (ii) revocation or revision of the IRS revenue ruling requiring the proportionate allocation of types of income among holders of various classes of a regulated investment company's capital stock.

These tables are for illustrative purposes only and cannot be taken as an indication of the actual composition for Federal income tax purposes of the Fund's future distributions.


                                                  Series C Preferred                  Series C Preferred
                                                  Illustrative Annual                 Illustrative Annual
                                                    Dividend Rate*                      Dividend Rate*
                                                 ------------------------            ---------------------
                                                 1.75%             2.25%             1.75%           2.25%

 Percentage of Series C Preferred Share       Tax Equivalent Yield for an         Tax Equivalent Yield for an
 Illustrative Annual Dividend Comprised         Individual in the 38.6%             Individual in the 30.0%
                   of                         Federal Income Tax Bracket(1)       Federal Income Tax Bracke(1)
 --------------------------------------       --------------------------          --------------------------
 Long-Term Capital       Ordinary
 -----------------       --------
     Gains                Income
     -----                ------
      90.0%                10.0%               2.23%             2.86%              1.98%             2.54%
      83.3%                16.7%               2.19%             2.82%              1.96%             2.52%
      75.0%                25.0%               2.15%             2.76%              1.94%             2.49%
      66.7%                33.3%               2.10%             2.70%              1.92%             2.46%
      50.0%                50.0%               2.02%             2.59%              1.88%             2.41%
      33.3%                66.7%               1.93%             2.48%              1.83%             2.36%
      25.0%                75.0%               1.88%             2.42%              1.81%             2.33%
      16.7%                83.3%               1.84%             2.36%              1.79%             2.30%
      10.0%                90.0%               1.80%             2.32%              1.78%             2.28%
      0.0%                100.0%               1.75%             2.25%              1.75%             2.25%
---------------------
*        Actual dividend rates for the Series C Preferred will vary.  See "Description of the Series C Preferred -
         Dividends."

(1)      Annual taxable income levels corresponding to the 2002 Federal marginal tax brackets are as follows:

              2002 Federal Income Tax Bracket(2)           Single                            Joint
              ----------------------------------           ------                            -----
                          38.6%                        over $ 307,050                    over $307,050
                          35.0%                     over $141,250 - $307,050        over $171,950 - $307,050
                          30.0%                     over $67,700 - $141,250         over $112,850 - $171,950
                          27.0%                    over $27,950 - $67,700           over $46,700 - $112,850
                          15.0%                     over $6,000 - $27,950           over $12,000 - $46,700
                          10.0%                  up to and including $6,000       up to and including $12,000

         Your Federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may be subject to certain state, local and foreign taxes. If you pay alternative minimum tax, or AMT, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

(2) The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.



                            FINANCIAL HIGHLIGHTS

         The selected data set forth below is for shares of common stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund incorporated by reference into this Prospectus and the SAI. The financial information for each of the five years ended December 31, 2001 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report on such financial statements is incorporated by reference in the SAI.

                                                                                   Year Ended December 31,
                                                                 -----------------------------------------------------------------
                                                                 2001(a)       2000(a)        1999(a)        1998(a)       1997(a)
                                                                 -------       -------        -------        -------       -------
Per Common Share Operating Performance:
   Net asset value, beginning of period........................   $10.89        $12.75         $11.47         $11.56        $ 9.77
   Net investment income.......................................     0.08          0.05           0.04           0.07          0.08
   Net realized and unrealized gain (loss) on investments......   (0.16)        (0.51)           3.25           1.09          2.75
   Total from investment operations............................   (0.08)        (0.46)           3.29           1.16          2.83
   Increase (decrease) in net asset
     value from Fund share transactions........................     0.03            --             --             --            --
   Decrease in net asset value from shares issued in rights
offering.......................................................   (0.62)            --             --             --            --
   Offering expenses charged to capital surplus................   (0.05)            --             --         (0.04)            --
Distributions to Common Stock Shareholders:
   Net investment income.......................................   (0.06)        (0.04)      (0.03)(c)         (0.06)        (0.08)
   In excess of net investment income..........................       --            --             --             --     (0.00)(d)
   Net realized gain on investments............................   (1.02)        (1.27)      (1.21)(c)         (1.10)        (0.93)
   In excess of net realized gains on investments..............       --            --             --             --            --
   Paid-in capital.............................................       --            --      (0.68)(c)             --        (0.03)
Distributions to Preferred Stock Shareholders:
   Net investment income.......................................   (0.01)     (0.00)(d)      (0.00)(d)      (0.00)(d)            --
   Net realized gain on investments ...........................   (0.11)        (0.09)         (0.09)         (0.05)            --
Total distributions............................................   (1.20)        (1.40)         (2.01)         (1.21)        (1.04)
Net asset value, end of period.................................  $  8.97        $10.89         $12.75         $11.47        $11.56
   Market value, end of period.................................   $10.79        $11.44         $12.56         $11.56        $11.69
   Net asset value total return*...............................  (3.68)%       (4.39)%         29.49%          9.55%        30.46%
   Total investment return**...................................   10.32%         1.91%         26.57%          9.23%        37.46%

Ratios to Average Net Assets Available to Common Stock
Shareholders and Supplemental Data:
   Net assets, end of period (in 000's)........................ $1,465,369    $1,318,263     $1,503,641     $1,352,190    $1,210,570
   Net assets attributable to common shares, end
     of period (in 000's)...................................... $1,166,171    $1,184,041     $1,368,981     $1,217,190    $1,210,570
   Ratio of net investment income to average net
     assets attributable to common stock.......................      0.81%         0.42%          0.34%          0.60%         0.76%
   Ratio of operating expenses to average total net
     assets attributable to common stock(g) ...................      1.12%         1.14%          1.27%          1.15%         1.14%
   Ratio of operating expenses to average total net
     assets(e)(f)(g)                                                 0.95%         1.03%          1.15%          1.09%         1.14%
   Portfolio turnover rate.....................................      23.9%         32.1%          38.0%          39.8%         39.2%

   Series A Preferred Stock(f):
   Liquidation value, end of period (in 000's).................   $134,198      $134,223       $134,660       $135,000            --
   Total shares outstanding (in 000's).........................      5,368         5,369          5,386          5,400            --
   Asset coverage(h)...........................................       490%          982%         1,117%         1,001%            --
   Asset coverage per share(h).................................    $122.44      $ 245.54        $279.16        $250.41            --
   Liquidation preference per share............................    $ 25.00       $ 25.00         $25.00         $25.00            --
   Average market value(i).....................................    $ 25.39        $22.62         $24.43         $25.63            --
   Series B Preferred Stock(f):
   Liquidation value, end of period (in 000's).................   $165,000            --             --             --            --
   Total shares outstanding (in 000's).........................      6,600            --             --             --            --
   Asset coverage(h)...........................................       490%            --             --             --            --
   Asset coverage per share(h).................................    $122.44            --             --             --            --
   Liquidation preference per share............................     $25.00            --             --             --            --
   Average market value(i).....................................     $25.60            --             --             --            --
-------------------
See footnotes on following page

                                                                                         Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                   1996(a)       1995(a)        1994(a)        1993(a)         1992
                                                                   -------       -------        -------        -------         ----
Per Common Share Operating Performance:
   Net asset value, beginning of period........................     $ 9.95        $ 9.46         $11.23         $10.58       $10.61
   Net investment income.......................................       0.11          0.13           0.14           0.14         0.19
   Net realized and unrealized gain (loss) on investments......       0.71          1.74         (0.08)           2.13         1.21
   Total from investment operations............................       0.82          1.87           0.06           2.27         1.40
   Increase (decrease) in net asset
      value from Fund share transactions.......................         --        (0.37)             --         (0.50)       (0.36)
   Decrease in net asset value from shares issued in rights
offering.......................................................         --            --             --             --           --
   Offering expenses charged to capital surplus................         --        (0.01)             --         (0.01)       (0.01)
Distributions to Common Stock Shareholders:
   Net investment income.......................................     (0.11)        (0.13)      (0.14)(b)         (0.11)       (0.19)
   In excess of net investment income..........................         --            --             --             --           --
   Net realized gain on investments ...........................     (0.78)        (0.47)      (0.37)(b)         (0.77)       (0.38)
   In excess of net realized gain on investments...............  (0.00)(d)        (0.02)             --         (0.02)           --
   Paid-in capital.............................................     (0.11)        (0.38)      (1.32)(b)         (0.21)       (0.49)
Distributions to Preferred Stock Shareholders:
   Net investment income.......................................         --            --             --             --           --
   Net realized gain on investments ...........................         --            --             --             --           --
Total distributions............................................     (1.00)        (1.00)         (1.83)         (1.11)       (1.06)
Net asset value, end of period.................................     $ 9.77        $ 9.95         $ 9.46         $11.23       $10.58
   Market value, end of period.................................     $ 9.38       $ 9.375        $ 9.625        $12.125      $10.250
   Net asset value total return*...............................      9.00%        20.60%          0.50%         22.40%       14.20%
   Total investment return**...................................     11.00%        11.70%        (5.10)%         36.50%       15.90%

Ratios to Average Net Assets Available to Common Stock
Shareholders and Supplemental Data:
   Net assets, end of period (in 000's)........................  $1,015,437    $1,034,091      $825,193       $937,773      $725,263
   Net assets attributable to common shares, end
     of period (in 000's)......................................  $1,015,437    $1,034,091      $825,193       $937,773      $725,263
   Ratio of net investment income to average net assets
   attributable to common stock................................       1.07%         1.26%         1.29%          1.25%         1.88%
   Ratio of operating expenses to average total net
     assets(e).................................................       1.18%         1.21%         1.19%          1.20%         1.22%
   Portfolio turnover rate.....................................       18.9%         25.1%         22.2%          24.4%         12.5%
   Preferred Stock(f):
   Liquidation value, end of period (in 000's).................          --            --            --             --            --
   Total shares outstanding (in 000's).........................          --            --            --             --            --
   Asset coverage per share....................................          --            --            --             --            --
   Liquidation preference per share............................          --            --            --             --            --
   Average market value(h).....................................          --            --            --             --            --

------------------------
*    Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offerings, assuming full subscription by shareholder.
**   Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offerings, assuming full subscription by shareholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b)  Includes a distribution equivalent to $0.75 per share for The Gabelli
     Global Multimedia Trust Inc. spin-off comprising net investment income, realized short-term gains, and paid-in capital of $0.064,
     $0.031, and $0.655, respectively.
(c)  Includes a distribution equivalent to $0.75 per share for the Gabelli
     Utility Trust spin-off comprising net investment income, realized short-term gains, realized long-term gains, and paid-in capital of
     $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(d)  Amount represents less than $0.005 per share.
(e)    Amounts are attributable to both common and preferred stock assets.
(f)  Prior to 1998 there was no preferred stock outstanding.
(g)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2001 and 2000, the expense ratios of operating expenses to net assets attributable to common stock would be 1.11% and 1.14%, respectively and ratios of operating expenses to average total net assets would be 0.94% and
     1.03%, respectively.
(h)  Asset coverage is calculated by combining all series of preferred stock.
(i)  Based on weekly prices.



         The following table provides information about the Fund's Series A Preferred, since its issuance in June 1998, and Series B Preferred, since its issuance in June 2001. The information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                       Involuntary
                                                                       Liquidation             Average
Year ended                 Shares              Asset Coverage          Preference               Market
December 31,            Outstanding               Per Share             Per Share          Value Per Share
------------            -----------               ---------             ---------          ---------------

2001                 5,367,900 Series A            $122.44               $25.00                 $25.39
                     6,600,000 Series B            $122.44               $25.00                 $25.60
2000                 5,368,900 Series A            $245.54               $25.00                 $22.62
1999                 5,386,400 Series A            $279.16               $25.00                 $24.43
1998                 5,400,000 Series A            $250.41               $25.00                 $25.63


         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the aggregate number of shares of Series A Preferred and Series B Preferred outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Series A Preferred and/or Series B Preferred are entitled to receive per share in the event of liquidation of the Fund (not including any accrued but unpaid dividends) prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share is the average of the weekly closing prices of the Series A Preferred or Series B Preferred, as the case may be, on the New York Stock Exchange each week during the relevant year.


                               USE OF PROCEEDS

         The net proceeds of the Offering are estimated at $128,200,000 after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will be able to invest the proceeds of the Offering according to the Fund's investment objectives and policies within six months after the completion of the Offering. Pending such investment, the Fund will hold the proceeds in high quality short-term debt securities and instruments.


                                  THE FUND

         The Fund, incorporated in Maryland on May 20, 1986, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's common stock is traded on the New York Stock Exchange under the symbol "GAB." The Fund's Series A Preferred is traded on the NYSE under the symbol "GAB Pr" and its Series B Preferred under the symbol "GAB PrB." The Series C Preferred will not be listed on an exchange or the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") stock market.


                               CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of March 31, 2002, and its adjusted capitalization assuming the Series C Preferred offered in this Prospectus had been issued as of that date.

                                                                              As of March 31, 2002
                                                                           Actual          As Adjusted
                                                                           ------          -----------
                                                                                  (Unaudited)

    Preferred stock, $0.001 par value, 16,000,000 shares authorized.
       (The "Actual" column reflects the Fund's outstanding
       5,367,900 shares of Series A Preferred, $25.00 liquidation preference, and 6,600,000 shares of Series B Preferred, $25.00 liquidation preference; the "As Adjusted" column assumes
       the issuance of an additional 5,200 shares of Series C
       Preferred, $25,000 liquidation preference).......................  $299,197,500       $429,197,500
                  -------                                                 ------------       ------------

    Shareholders' Equity Applicable to Common Shares
    Common stock, $.001 par value per share; 184,000,000 shares
       authorized, 130,831,966 shares outstanding....................    $     130,832           $130,832
    Paid-in surplus*.................................................      839,325,590        837,525,590
    Undistributed net investment income..............................       11,541,531         11,541,531
    Accumulated net realized loss from investmenttransactions........      (42,470,808)      (42,470,808)
    Net unrealized appreciation......................................      369,051,969         369,051,969
                                                                        --------------     --------------
    Net assets applicable to common shareholders.....................   $1,177,579,114     $1,175,779,114
                                                                        --------------     --------------

    Net assets, plus liquidation preference of preferred stock.......  $ 1,476,776,614     $1,604,976,614
                                                                       ===============     ==============


* As adjusted paid in surplus reflects a reduction for the sale load and estimated offering cost of the Series C Preferred issuance of $1,800,000.



       As used in this Prospectus, unless otherwise noted, the Fund's "managed assets" include assets of the Fund attributable to any outstanding shares of its preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding preferred stock from "managed assets," so long as the preferred stock has redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred stock will be treated as stock (rather than as indebtedness).


                     INVESTMENT OBJECTIVES AND POLICIES

         The primary investment objective of the Fund is long-term growth of capital. Income is a secondary objective of the Fund. Under normal market conditions, the Fund will invest at least 65% (80% commencing on July 31, 2002) of its total assets in equity securities. The Fund attempts to achieve its investment objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by the Investment Adviser. The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

         The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Fund will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by S&P or Caa or lower by Moody's, or will be nonrated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         The Fund's investment objectives of long-term growth of capital and income are fundamental policies and may not be changed without shareholder approval.

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others: (i) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (ii) the potential for capital appreciation of the securities; (iii) the interest or dividend income generated by the securities; (iv) the prices of the securities relative to other comparable securities; (v) whether the securities are entitled to the benefits of call protection or other protective covenants (e.g., events of acceleration or events of default for failure to comply with certain financial ratios or to satisfy other financial covenants or benchmarks);
(vi) the existence of any anti-dilution protections or guarantees of the security; and (vii) the diversification of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to equity securities seeks to identify securities of companies that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst - something in the company's industry or indigenous to the company or country itself that will surface additional value.

Investment Practices

         Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

         Temporary Investments. Although under normal market conditions at least 65% (80% commencing on July 31, 2002) of the Fund's total assets will consist of equity securities, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. government securities and repurchase agreements in respect of those securities. For a further description of such transactions, see "Investment Objectives and Policies - Investment Practices" in the SAI. Such actions on the part of the Fund may adversely affect its ability to achieve its investment objectives.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities issued by U.S. and foreign corporations, governments and agencies that are rated below investment grade by primary rating services such as S&P and Moody's. These high-yield, higher-risk securities are commonly known as "junk bonds." These debt securities are predominantly speculative and involve major risk exposure to adverse conditions.

         Repurchase Agreements. The Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser under the supervision of the Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Fund's Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

         Other Investments. The Fund is permitted to invest in special situations, illiquid securities, warrants, options and other rights and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. See the SAI for a discussion of these investments and techniques and the risks associated with them.

Leveraging

         As provided in the 1940 Act, the Fund may issue debt or preferred stock so long as the Fund's total assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock and debt outstanding at the time of issuance. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. These two risks would generally make the Fund's total return to common stockholders more volatile to the extent it utilizes leverage. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

         If the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation." Finally, if the asset coverage for preferred stock or debt securities declines to less than the level required under the 1940 Act or the terms of the preferred stock or debt (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred stock or repay the debt when it may be disadvantageous to do so.

         Further information on the investment objectives and policies of the Fund is set forth in the SAI.

Investment Restrictions

         The Fund operates under certain restrictions that may not be changed without shareholder approval. For a description of such restrictions, see "Investment Restrictions" in the SAI.


                   RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Stock

         General. There are a number of risks associated with an investment in Series C Preferred. The value of the Series C Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series C Preferred and other factors. The Series C Preferred is subject to redemption and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate of return than that of the Series C Preferred. Subject to such circumstances, the Series C Preferred is perpetual. The credit rating on the Series C Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series C Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series C Preferred. The Series C Preferred is not an obligation of the Fund. The preferred stock of the Fund (including the Series C Preferred) would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series C Preferred for the full redemption price.

         Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account the Series C Preferred being offered in this Prospectus, the amount of leverage will represent approximately 27% of the Fund's managed assets (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the Series C Preferred's asset coverage.

         Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's managed assets (which equal the aggregate net asset value of the common shares plus the liquidation preference of the preferred stock), the fee will be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

         Interest Rate Risk. The Fund issues Series C Preferred, which pays dividends based on short-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-yield terms. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Portfolio company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Series C Preferred may rise so that the amount of dividends to be paid to holders of the Series C Preferred exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of this offering of Series C Preferred) is available to pay dividends on the Fund's preferred stock, however, dividend rates on the Series C Preferred, Series A Preferred and Series B Preferred would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Series C Preferred would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for its preferred stock, including the Series C Preferred. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. Further, these transactions will introduce additional risk since the Fund will remain obligated to pay Series C Preferred dividends even if the counterparty defaults. See "How the Fund Manages Risk."

         Auction Risk. You may not be able to sell your Series C Preferred at an auction if the auction fails, i.e., if there is more Series C Preferred offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Series C Preferred) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Series C Preferred. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series C Preferred, which could also affect the liquidity of your investment. See "Description of the Series C Preferred" and "The Auction."

         Secondary Market Risk. If you try to sell your Series C Preferred between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker- dealers that maintain a secondary trading market for the Series C Preferred are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Series C Preferred is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series C Preferred to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special dividend period.

         Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of Aaa and S&P assigns a rating of AAA to the Series C Preferred, the ratings do not eliminate or necessarily mitigate the risks of investing in Series C Preferred. In addition, Moody's, S&P or another rating agency then rating the Series C Preferred could downgrade the Series C Preferred, which may make your shares less liquid at an auction or in the secondary market. If a rating agency rating the Series C Preferred at the Fund's request downgrades the Series C Preferred, the dividend rate on the Series C Preferred will be the applicable maximum rate based on the credit rating of the Series C Preferred, which will be a rate higher than is payable currently on the Series C Preferred. See "Description of the Series C Preferred - Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

         Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock (including the Series C Preferred) to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

Non-diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities with such other securities limited, in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         The investments of the Fund in U.S. government securities are not subject to the foregoing limitations. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Lower Rated Securities

         The Fund may invest up to 10% of its total assets in fixed income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by S&P or Caa or lower by Moody's, or non-rated securities of comparable quality. These debt securities, also sometimes referred to as "junk bonds," are predominately speculative and generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o     greater volatility

         o     greater credit risk

         o potentially greater sensitivity to general economic or industry conditions

         o     potential lack of attractive resale opportunities
               (illiquidity)

         o     additional expenses to seek recovery from issuers who default

         The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Conse quently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies - Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this Prospectus.

Foreign Securities

         The Fund may invest up to 35% of its total assets in foreign securities. The risks which the Fund faces when it invests in securities of foreign companies and foreign governments include:

         o fluctuations in exchange rates between the US dollar and foreign currencies

         o unavailable or deficient information about an issuer, security or market

         o lack of uniform financial reporting standards and other regulatory requirements

         o expropriations, capital or currency controls, punitive taxes or nationalizations

         o economic policy changes, social and political instability, military action and war

         o     changed circumstances in dealings between nations

         o     greater volatility and illiquidity of foreign securities

         o costs incurred in connection with conversion between various currencies

         o     higher foreign brokerage commissions

         o     possible extended settlement period

         o     revaluations of currencies

         o     transfer taxes or transaction charges

         o greater difficulty in protecting and enforcing the Fund's rights

         Each of the above risks is more pronounced with respect to the Fund's investments in securities of companies and governments in the world's emerging (less developed) markets. For a further description of the Fund's investments in foreign securities, see "Investment Objectives and Policies - Investment Practices - Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts of U.S. denominated securities of foreign issuers, which shall not be included in the Fund's 35% foreign securities investment limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Recent Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series C Preferred.


                          HOW THE FUND MANAGES RISK

Investment Limitations

         The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common stock and preferred stock voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred stock, including the Series C Preferred, voting as a separate class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or S&P on the Series C Preferred. See "Investment Restrictions" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Interest Rate Transactions

         In order to reduce the impact of changes in the dividend rate of the Series C Preferred or obtain the equivalent of a fixed rate for the Series C Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred shares, the Fund may enter into interest rate swap or cap transactions.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C Preferred. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series C Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C Preferred. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series C Preferred. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary, if the Fund fails to maintain the required asset coverage on the outstanding preferred stock (including the Series C Preferred) or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Series C Preferred at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         The Fund will usually enter into swaps or caps on a net basis;
that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to Series C Preferred in a notional amount in excess of the outstanding amount of the Series C Preferred.


                           MANAGEMENT OF THE FUND

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of the officers of the Fund. Karl Otto Pohl, one of its Directors, is a resident of Germany, and substantially all of his assets are located outside of the United States. Mr. Pohl has not authorized an agent for service of process in the United States. Consequently, it may be difficult for investors to effect service of process upon him within the United States or to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in German courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund" in the SAI.

Investment Adviser

         The Investment Adviser, whose principal business address is One Corporate Center, Rye, New York 10580- 1422, is a New York limited liability company which also serves as investment adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $26 billion as of March 31, 2002. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest in the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $13.0 billion under its management as of March 31, 2002; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $548 million as of March 31, 2002; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $605 million as of March 31, 2002; and Gabelli Fixed Income, LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.5 billion as of March 31, 2002.

         The Investment Adviser has sole investment discretion for the Fund with respect to the Fund's portfolio under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services, the Investment Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred or Series B Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series C Preferred, the dividend rate for the Series C Preferred at the beginning of such year (including the anticipated cost of a swap or cap if the Fund hedges its Series C Preferred dividend obligations), in every case prorated during the year such series is issued and the final year such series is outstanding. For additional information regarding the Investment Adviser, see "Management of the Fund - The Investment Adviser" in the SAI.

         Non-U.S. shareholders should note that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident only in the U.S. and all of its assets are situated in the U.S.

Portfolio Management

         Mario J. Gabelli, who is Chief Investment Officer of the Investment Adviser, has managed the Fund's assets since its inception. In addition, over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company; and Director of Spinnaker Industries, Inc., a manufacturing company.

         A portion of the Fund's foreign holdings are managed by Caesar Bryan. For the last five years, Mr. Bryan has served as the portfolio manager of the Gabelli International Growth Fund and as co-manager of the Gabelli Global Opportunity Fund and the Gabelli Global Growth Fund.

Sub-administrator

         The Investment Adviser has certain administrative responsibilities to the Fund under its Advisory Agreement with the Fund. The Investment Adviser has retained PFPC, Inc. as Sub-Administrator to provide certain administrative services necessary for the Fund's operations other than those performed by the Investment Adviser under its Advisory Agreement. These services include, but are not limited to, supplying the Investment Adviser with office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal audit and regulatory administration services, the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of the Fund's activities and the preparation of stockholder reports, tax returns and other regulatory filings. For such services by the Sub-Administrator, the Investment Adviser pays the Sub-Administrator a monthly fee based upon the aggregate average daily net assets of certain funds advised by the Investment Adviser, including the Fund, as follows: .0275% on aggregate net assets under administration of $0-$10 billion, .0125% on aggregate net assets under administration of $10-$15 billion and .0100% on aggregate net assets under administration over $15 billion, which together with services rendered, is subject to re-negotiation if net assets under administration exceed $20 billion. The Investment Adviser also reimburses the Sub-Administrator for certain out-of-pocket expenses incurred by the Sub-Administrator as a result of its duties under the sub-administrative agreement. The Sub-Administrator has its principal office located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

Payment of Expenses

         For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, rating agency fees, charges of the custodian, any subcustodian and transfer and dividend paying agent, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, membership fees in trade associa tions, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.


                           PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the- counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practice, see "Portfolio Transactions" in the SAI.


                      DIVIDEND AND DISTRIBUTION POLICY

Distribution Policy

         The Fund's policy is to make quarterly distributions of $0.27 per share at the end of each of the first three calendar quarters of each year to holders of its common stock. The Fund's distribution in December for each calendar year is an adjusting distribution (equal to the sum of 2.5% of the net asset value of the Fund as of the last day of the four preceding calendar quarters less the aggregate distributions of $0.81 per share made for the most recent three calendar quarters) in order to meet the Fund's 10% pay-out goal.

         The dividend policy of the Fund may be modified from time to time by the Board of Directors. As a regulated investment company under the Code, the Fund will not be subjected to U.S. Federal income tax on its net investment income that it distributes to shareholders, provided that at least 90% of its net investment income for the taxable year is distributed to its shareholders.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser has obtained an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common stock and preferred stock calling for periodic distributions over a specified period of time in an amount equal to a fixed dollar amount or percentage of the Fund's average net asset value or market price per share of common stock or, in the case of the preferred stock, in accordance with its terms. If the total distributions required by the proposed periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net investment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the proposed periodic pay- out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess.


                    DESCRIPTION OF THE SERIES C PREFERRED

         The following is a brief description of the terms of the Series C Preferred. This description does not purport to be complete and is qualified by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing the Series C Preferred. For complete terms of the Series C Preferred, including definitions of terms used in this Prospectus, please refer to the actual terms of the Series C Preferred, which are set forth in the Articles Supplementary.

General

         Under the Articles Supplementary, the Fund is authorized to issue up to 6,000 shares of Series C Preferred. No fractional Series C Preferred shares will be issued. In addition, as of March 31, 2002, there were outstanding 5,367,900 shares of Series A Preferred and 6,600,000 shares of Series B Preferred. The Board of Directors reserves the right to issue additional shares of preferred stock, including Series C Preferred, from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act.

         The Series C Preferred will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series C Preferred will be entitled to receive an amount per share equal to the liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution. The Series C Preferred will rank on a parity with shares of any other series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The Series C Preferred carries one vote per share on all matters on which such shares are entitled to vote. The Series C Preferred will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Series C Preferred repurchased or redeemed by the Fund will be classified as authorized but unissued preferred stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued capital stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to the Series C Preferred.

Rating Agency Guidelines

         The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Series C Preferred Basic Maintenance Amount (as defined below) with respect to the separate guidelines Moody's and S&P have each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Series C Preferred Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the preferred stock then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred stock, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

         If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Series C Preferred Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series C Preferred, the Fund will be required to redeem preferred stock, including the Series C Preferred, as described below under "Description of the Series C Preferred - Redemption."

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Series C Preferred may, at any time, change or withdraw any such rating. The Board of Directors, without further action by the stockholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or S&P, as the case may be, is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by Moody's and S&P (or such other rating agency then rating the Series C Preferred at the request of the Fund) that such modification would not adversely affect its then current rating of the Series C Preferred.

         The Board of Directors may amend the Articles Supplementary definition of "Maximum Rate" (the "maximum applicable rate" as defined below under "- Dividends - Maximum Applicable Rate") to increase the percentage amount by which the "Reference Rate" (as defined in the Articles Supplementary) is multiplied to determine the maximum applicable rate without the vote or consent of the holders of Series C Preferred or any other stockholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet the Series C Preferred Basic Maintenance Amount Test immediately following any such increase.

         As described by Moody's and S&P, the Series C Preferred's rating is an assessment of the capacity and willingness of the Fund to pay Series C Preferred obligations. The ratings on the Series C Preferred are not recommendations to purchase, hold or sell Series C Preferred, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series C Preferred will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Series C Preferred only so long as such rating agency is rating these shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the Series C Preferred.

Asset Maintenance Requirements

          In addition to the requirements summarized under "- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock.

         The Fund will be required under the Articles Supplementary to determine as of the last business day of each week, or such other date as the Fund and the rating agencies then rating the Series C Preferred at the Fund's request may determine, that "asset coverage" (as defined in the 1940
Act) exists of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Series C Preferred. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 10 days, the Fund will be required under certain circumstances to redeem shares of preferred stock (including Series C Preferred) sufficient to satisfy such asset coverage. See "- Redemption" below.

         If the Series C Preferred offered hereby had been issued and sold as of March 31, 2002, the asset coverage required under the 1940 Act immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $1,800,000), would have been computed as follows:

               value of Fund assets less liabilities not constituting senior securities ($1,604,976,614) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock ($429,197,500), expressed as a percentage = 374%.

Dividends

         General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The holders of Series C Preferred are entitled to receive cash dividends at annual rates that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for the Series C Preferred offered in this Prospectus will be the rate set out on the cover of this Prospectus. For subsequent dividend periods, the Series C Preferred will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum applicable rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

         Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "
- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

         Dividends on Series C Preferred will be paid on the dividend payment date to holders of record as their names appear on the Fund's stock ledger or stock records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's stock ledger or stock records on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

         The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Series C Preferred. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to Series C Preferred holders in same-day funds, these stockholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. The Series C Preferred pays dividends based on a rate set at auction and Series C Preferred may be bought and sold at the auction. The auction usually is held weekly, but may be held less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Series C Preferred. The auction agent then determines the lowest dividend rate that will result in all of the Series C Preferred continuing to be held. See "The Auction."

         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then current dividend period shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period shall be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period shall be the first business day next succeeding the end of such period.

         Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the dividend period includes a holiday.

         If an auction for any subsequent dividend rate period of the Series C Preferred is not held for any reason other than as described below, the dividend rate on those shares will be the maximum applicable rate on the auction date for that subsequent dividend period.

         Maximum Applicable Rate. The dividend rate that results from an auction for the Series C Preferred will not be greater than the "maximum applicable rate." The maximum applicable rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series C Preferred by Moody's and S&P or
(ii) in the case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.

   Moody's Credit Rating          S&P Credit Rating        Applicable Percentage
   ---------------------          -----------------        ---------------------
       Aa3 or higher                AA- or higher                   150%
          A3 to A1                     A- to A+                     175%
        Baa3 to Baa1                 BBB- to BBB+                   250%
         Below Baa3                   Below BBB-                    275%

         The "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable dividend period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

         There is no minimum applicable dividend rate in respect of any dividend period.

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend for Series C Preferred in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for the Series C Preferred for the first subsequent dividend period thereafter, and the dividend rate for the Series C Preferred for that subsequent dividend period will be the maximum applicable rate.

         However, if the Fund does not effect a timely cure, no auction will be held for the Series C Preferred for the first subsequent dividend period thereafter - and for any subsequent dividend period to and including the dividend period during which the failure is cured and the late charge is paid - and the dividend rate for the Series C Preferred for each such subsequent dividend period will be the default rate.

         The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

         Restrictions on Dividends and Other Distributions. When the Fund has any Series C Preferred outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series C Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless (i) it has paid all cumulative dividends on the Series C Preferred; (ii) the Fund has redeemed any shares of Series C Preferred that it has called for mandatory redemption; and (iii) after paying the dividend, the Fund meets applicable asset coverage requirements described under " - Rating Agency Guidelines" and "- Asset Maintenance Requirements."

         No full dividend shall be declared or paid or set apart for payment on the Series C Preferred for any dividend period or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of preferred stock of the Fund ranking on a parity with the Series C Preferred as to the payment of dividends have been or contemporaneously are declared and paid on all such outstanding shares of preferred stock. If full cumulative dividends due have not been paid on all shares of preferred stock of the Fund ranking on a parity with the Series C Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series C Preferred) shall be paid as nearly pro rata as possible on all outstanding shares of such preferred stock on the dividend payment dates therefor in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock.

Designation of Special Dividend Periods

         The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of Series C Preferred are sold in the secondary market.

         Any designation of a special dividend period will be effective only if (i) notice thereof shall have been given as provided for in the Charter, (ii) any failure to pay in a timely matter to the auction agent the full amount of any dividend on, or the redemption price of, the Series C Preferred shall have been cured as provided for in the Charter, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) the Fund shall have deposited with the paying agent all funds necessary for redemption if the Fund shall have mailed a notice of redemption with respect to Series C Preferred, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Series C Preferred Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers and has provided notice of such designation and a Series C Preferred Basic Maintenance Report to each rating agency.

         The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of (x) at least 91 days but not more than one year, dividend payment dates will occur on the 91st, 181st and 271st days within such dividend period, if applicable, and on the business day following the last day of such dividend period and (y) of more than one year, dividend payment dates will occur on each March 26, June 26, September 26 and December 26 during the special dividend period.

         Before the Fund designates a special dividend period: (x) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund shall issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (y) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

         See the SAI for more information.

Redemption

         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund will be required to redeem preferred stock (including, at its discretion, the Series C Preferred) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 10 days following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for the Series C Preferred subject to mandatory redemption will be $25,000 per share, plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of the Series C Preferred having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors.

         The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock. In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the rating agency guidelines' asset coverage requirements by up to 10%. In addition, as discussed under "- Optional Redemption" below, the Fund generally may exercise its optional redemption rights with respect to the Series C Preferred at any time.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able, to redeem from each holder whose shares are to be redeemed ratably in proportion to the sum of the respective liquidation preferences and amounts of accrued but unpaid dividends of such shares, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all shares of the preferred stock are to be redeemed, the Fund, at its discretion will select the series of preferred stock from which shares will be redeemed. If fewer than all of the shares of a series of preferred stock are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption. If fewer than all shares of the preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder.

         Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund generally may, on not less than 15 calendar days and not more than 40 calendar days notice, redeem Series C Preferred, in whole or part, in the case of (i) a dividend period of one year or less, on the next business day after the last day of such dividend period for cash at a price per share equal to $25,000 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date on the next business day after the last day of such dividend period and (ii) in the case of a dividend period of more than one year, on any business day prior to the end of the relevant dividend period for the amount per share set forth in (i) subject to any specific redemption provisions applicable to such dividend period on any business day prior to the end of the relevant dividend period, which may include the payment of a redemption premium determined by the Board of Directors. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

         Redemption Procedures. A notice of redemption will be given to the holders of record of preferred stock selected for redemption not less than 15 or more than 40 days prior to the date fixed for the redemption. Each notice of redemption will state (i) the redemption date, (ii) the number of shares of preferred stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

Liquidation Rights

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series C Preferred then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Series C Preferred as to liquidation payments, a liquidation distribution in the amount of $25,000 per share, plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of preferred stock of the Fund ranking on a parity with the Series C Preferred as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series C Preferred and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series C Preferred and such other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series C Preferred and such other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Series C Preferred and other parity preferred stock as to liquidation.

Voting Rights

         Except as otherwise stated in this Prospectus, specified in the Fund's Charter or as otherwise required by applicable law, holders of the Series C Preferred, along with holders of other series of preferred stock, will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.

         In connection with the election of the Fund's directors, holders of the Series C Preferred and the other series of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of the Series C Preferred and other series of preferred stock, voting together as a single class. In addition, if (i) at any time dividends on outstanding shares of the Series C Preferred and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities shall not have been deposited with the paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the directors of the Fund under the 1940 Act or the Articles Supplementary creating such shares, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of the Series C Preferred and other series of preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of the Series C Preferred and the other series of preferred stock, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred stock for all past dividend periods or the holders of other series of preferred stock are no longer entitled to elect such additional directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of the preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

         So long as shares of Series C Preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time (including the preferred shares), voting separately as one class, amend, alter or repeal the provisions of the Fund's Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund shall not approve any of the actions set forth in the preceding sentence which materially adversely affect the contract rights expressly set forth in the Charter of a holder of shares of a series of preferred stock (such as the Series C Preferred) differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland General Corporation Law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock (including the Series C Preferred), voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies" and "Investment Restrictions" in the Prospectus and the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding shares of preferred stock" means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Fund duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock, Series C Preferred and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

         The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or S&P (or any other rating agency then rating the Series C Preferred at the request of the
Fund), as the case may be, is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred stock.

         The foregoing voting provisions will not apply to any Series C Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the paying agent to effect such redemption. The holders of Series C Preferred will have no preemptive rights or rights to cumulative voting.

Limitation on Incurrence of Additional Indebtedness and Issuance of Additional Preferred Stock

         So long as any Series C Preferred is outstanding and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

         So long as any Series C Preferred is outstanding, subject to receipt of approval from Moody's and S&P, and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue and sell shares of one of more other series of preferred stock in addition to the Series C Preferred, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred stock of the Fund then outstanding (including the Series C Preferred) and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

Repurchase of Preferred Shares

         The Fund is a closed-end investment company and, as such, holders of the Series C Preferred do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase Series C Preferred when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and other applicable requirements.


                                 THE AUCTION

Summary of Auction Procedures

         The following is a brief summary of the auction procedures, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auctions determine the dividend rate for the Series C Preferred, but each dividend rate will not be higher than the maximum applicable rate. See "Description of the Series C Preferred - Dividends." You may buy, sell or hold shares of Series C Preferred in the auction.

         If you own shares of Series C Preferred, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Series C Preferred can enter three kinds of orders regarding their Series C Preferred: sell, bid and hold.

         If you enter a sell order, you indicate that you want to sell Series C Preferred at $25,000 per share, no matter what the next dividend period's rate will be.

         If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Series C Preferred only if the next dividend period's rate is less than the rate you specify.

         If you enter a hold order, you indicate that you want to continue to own Series C Preferred, no matter what the next dividend period's rate will be.

         You may enter different types of orders for your Series C Preferred, as well as orders for additional Series C Preferred. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series C Preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Series C Preferred and submit a bid higher than the maximum applicable rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series C Preferred, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

         If you do not then own Series C Preferred, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum applicable rate, your order will not be accepted.

         Broker-dealers will submit orders from existing and potential holders of Series C Preferred to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series C Preferred. A broker-dealer's failure to submit orders for Series C Preferred held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker- dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Investment Adviser may submit an order in any auction, except that any broker- dealer that is an affiliate of the Fund or the Investment Adviser may submit orders in an auction, but only if such orders are not for its own account.

         The auction agent after each auction for the Series C Preferred will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (a) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (b) 1/4 of 1%, times (c) $25,000, times (d) the aggregate number of Series C Preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series C Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

         If the number of Series C Preferred shares subject to bid orders with a dividend rate equal to or lower than the maximum applicable rate is at least equal to the number of Series C Preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series C Preferred available for purchase in the auction.

         If the number of Series C Preferred shares subject to bid orders with a dividend rate equal to or lower than the maximum applicable rate is less than the number of Series C Preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum applicable rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series C Preferred for which they submitted sell orders.

         The auction agent will not accept a bid above the maximum applicable rate. The purpose of the maximum applicable rate is to place an upper limit on dividends with respect to the Series C Preferred and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more shares of Series C Preferred offered for sale than there are buyers for those shares).

         If broker-dealers submit or are deemed to submit hold orders for all outstanding shares of Series C Preferred, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate.

         The auction procedures include a pro rata allocation of the Series C Preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of the Series C Preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

         Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their Series C Preferred through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this Prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

         The first auction for Series C Preferred will be held on July 2, 2002, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series C Preferred normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series C Preferred normally will begin on the following Wednesday.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Series C Preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:


Current Holder A           Owns 500 shares, wants to sell all 500 shares    Bid order of 2.1% rate for all 500 shares
                           if auction rate is less than 2.1%

Current Holder B           Owns 300 shares, wants to hold                   Hold order - will take the auction rate

Current Holder C           Owns 200 shares, wants to sell all 200 share     Bid order of 1.9% rate for all 200 shares
                           if auction rate is less than 1.9%

Potential Holder D         Wants to buy 200 shares                          Places order to buy at or above 2.0%

Potential Holder E         Wants to buy 300 shares                          Places order to buy at or above 1.9%

Potential Holder F         Wants to buy 200 shares                          Places order to buy at or above 2.1%


         The lowest dividend rate that will result in all 1,000 Series C Preferred shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

         The underwriters are not required to make a market in the Series C Preferred. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Series C Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The Series C Preferred will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Series C Preferred in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         You may sell, transfer, or otherwise dispose of the Series C Preferred only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your Series C Preferred in the name of a broker-dealer, a sale or transfer of your Series C Preferred to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker- dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the SAI.



              DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

         Common Stock. The Fund, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of capital stock of which 184,000,000 shares are currently classified as common stock, par value $.001 per share. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Fund's capital stock is subject to reclassification from time to time by the Board of Directors. The shares of common stock outstanding are fully paid and nonassessable. Shares of the common stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Fund's shares of common stock are listed and traded on the NYSE under the symbol "GAB."

         Preferred Stock. Currently, 16,000,000 shares of the Fund's capital stock are authorized as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common stock. As of December 31, 2001, the Fund had outstanding 5,367,900 shares of Series A Preferred and 6,600,000 shares of Series B Preferred, which series are senior securities of the Fund. The Series A Preferred is the same class as the Series B Preferred and is ranked on a parity with the Series B Preferred as to dividend and liquidation preference. Dividends on the Series A Preferred accrue at an annual rate of 7.25% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series A Preferred is listed and traded on the NYSE under the symbol "GAB Pr." Dividends on the Series B Preferred accrue at an annual rate of 7.20% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series B Preferred is listed and traded on the NYSE under the symbol "GAB PrB."

         The Series A Preferred and Series B Preferred are rated Aaa by Moody's and the Fund is required to meet identical asset coverage requirements with respect to each series as are described in Articles Supplementary. All shares of Series A Preferred and Series B Preferred are fully paid and nonassessable.

         Each of the Series A Preferred and Series B Preferred is subject to mandatory redemption in whole or in part at its redemption price if the Fund fails to maintain either of the minimum asset coverages required by Moody's or the 1940 Act. Commencing June 9, 2003 and thereafter, the Fund at its option may redeem the Series A Preferred in whole or in part for cash at a price equal to its redemption price. Prior to June 9, 2003, the Series A Preferred may be redeemed, at the option of the Fund, for a cash price equal to its redemption price, only to the extent necessary for the Fund to meet the asset coverage requirements of the Articles Supplementary relating to the Series A Preferred or the 1940 Act or to continue to qualify for tax treatment as a regulated investment company. Commenc ing June 20, 2006 and thereafter, the Fund at its option may redeem the Series B Preferred in whole or in part for cash at a price equal to its redemption price. Prior to June 20, 2006, the Series B Preferred may be redeemed, at the option of the Fund, for a cash price equal to its redemption price, only to the extent necessary for the Fund to meet the asset coverage requirements of the Articles Supplementary relating to the Series B Preferred or the 1940 Act or to continue to qualify for tax treatment as a regulated investment company.

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of March 31, 2002.

                                                               AMOUNT HELD BY
                                                               FUND OR FOR                   AMOUNT
 CLASS OF STOCK                   AMOUNT AUTHORIZED            ITS ACCOUNT                OUTSTANDING
---------------                   -----------------            -----------                -----------
Common Stock.................    184,000,000 shares                 N/A                130,831,966 shares
Preferred Stock..............     16,000,000 shares                 N/A                 11,967,900 shares*

* Does not include the Series C Preferred being offered pursuant to this Prospectus.



                                  TAXATION

     The following is a description of certain U.S. Federal income tax consequences to a stockholder of acquiring, holding and disposing of preferred stock of the Fund (including the Series C Preferred). The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

     No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

     The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year, provided that it distributes to its stockholders at least 90% of the sum of its net investment income and any tax-exempt income for such taxable year.

     Qualification as a regulated investment company requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived from its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a regulated investment company in any year, the Fund would be subject to tax in such year on all of its taxable income, whether or not it made any distributions. To re-qualify to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         Under the Code, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of
(1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year or, in the case of a fund (such as the Fund) with a fiscal year ending in November or December that makes an election, the end of its fiscal year, and (3) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. While the Fund intends to distribute its ordinary income and capital gain net income in a manner that will minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of its Articles Supplementary and the 1940 Act, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of the Series C Preferred - Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level Federal income taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of an excise tax. Upon any failure to meet the asset coverage requirements of the Articles Supplementary relating to any series of the Fund's preferred stock or the 1940 Act, the Fund may, and in certain circumstances will, be required to partially redeem the shares of preferred stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a regulated investment company. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level Federal income taxation on the income that it distributes.

Taxation of Stockholders

     Dividends paid by the Fund are taxable to stockholders whether such dividends are paid in cash or paid in additional shares of stock under the Fund's plan for the automatic reinvestment of dividends. Dividends paid by the Fund from its net investment income are taxable to stockholders as ordinary income. Dividends paid from net capital gain (including gains or losses from certain transactions in warrants, rights, futures and options) and properly designated by the Fund as capital gain dividends are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).

     Dividends paid by the Fund to a corporate stockholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The Fund expects to distribute a relatively small amount of income that would be eligible for the dividends received deduction. Moreover, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Both long-term and short-term capital gains of corporations are currently taxed at the rates applicable to ordinary income. For non-corporate taxpayers, however, capital gain dividends may be taxed at a lower rate than ordinary income dividends. See "Tax Attributes of Preferred Stock Dividends."

     Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends or dividends eligible for the dividends received deduction. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

         Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund, including, without limitation, a redemption by the Fund, will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands and will be taxed as long-term or short-term gain or loss, as the case may be. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or certification of foreign or other exempt status may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding,
(ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

     At the time of a stockholder's purchase, the market price of the Fund's common stock or Preferred Stock may reflect undistributed net investment income or net capital gain. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

     Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities at the close of the Fund's fiscal year.

         Designation of Capital Gain Dividends to Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81, 1989-1 C.B. 226, that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common stock and preferred stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction to holders of common stock and preferred stock. The amount of net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction allocable among holders of the common stock and the preferred stock will depend upon the amount of such net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the preferred stock during a taxable year.

     The Fund believes that under current law the manner in which the Fund intends to allocate net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction between shares of common stock and preferred stock will be respected for Federal income tax purposes. However, the Fund has not requested and will not request direct guidance from the IRS specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund and attempt to reallocate the Fund's net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. A more complete discussion of the tax rules applicable to the Fund can be found in the SAI which is incorporated by reference into this Prospectus. For the complete provisions applicable to both stockholders and the Fund, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.


             ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS

     The Fund presently has provisions in its Charter and By-Laws which could have the effect of limiting, in each case:

         o the ability of other entities or persons to acquire control of the Fund;

         o     the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's Directors or shareholders to amend the Charter and By-Laws or effectuate changes in the Fund's management.

These provisions may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed, with or without cause and by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund.

     In addition, the affirmative vote of the holders of 66 2/3% of the Fund's outstanding shares of each class is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

         o     the merger or consolidation of the Fund with any entity;

         o the issuance of any securities of the Fund for cash to any entity or person;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         o the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Charter and By- Laws of the Fund, on file with the Securities and Exchange Commission.

     The provisions of the Charter and By-Laws described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the shareholders generally.


      CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND-DISBURSING
                                    AGENT

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02019, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         Equiserve Trust Company, located 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's paying agent, as agent under the Fund's dividend reinvestment plan and as transfer agent and registrar for shares of the Fund (except with respect to the Series C Preferred).

         The Bank of New York, located at 5 Penn Plaza, 13th Floor, New York, NY 10001, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Preferred.


                                UNDERWRITING

         Salomon Smith Barney Inc. and Gabelli & Company, Inc. are acting as underwriters in this offering. Subject to the terms and conditions of the Underwriting Agreement with the Fund dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Series C Preferred shares set forth opposite the name of such underwriter.

                                                     Number of Series C
Underwriter                                           Preferred Shares
-----------                                           ----------------

Salomon Smith Barney Inc.........................          4,680
Gabelli & Company, Inc...........................            520

    Total........................................          5,200


         The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwrit ers are obligated to purchase all the Series C Preferred if they purchase any of the shares. The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

         The Fund has been advised by the underwriters that they propose initially to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwrit ers may change the public offering price and the concession. Investors must pay for any Series C Preferred purchased in the initial public offering on or before June 27, 2002.

         The underwriters have performed investment banking and advisory services for the Fund from time to time for which they have received customary fees and expenses. The underwriters and their affiliates may from time to time engage in transactions with and preform services for the Fund in the ordinary course of their business.

         The underwriters have acted in the past and the Fund anticipates that the underwriters may continue from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described under "How the Fund Manages Risk - Interest Rate Transactions" after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker dealers and receive fees as set forth under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

         Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a major ity-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.

         The settlement date for the purchase of the Series C Preferred will be June 27, 2002, as agreed upon by the underwriters, the Fund and the Investment Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                                LEGAL MATTERS

         Certain matters concerning the legality under Maryland law of the Series C Preferred will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series C Preferred, and by Simpson Thacher & Bartlett, New York, New York, counsel to the underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.


                                   EXPERTS

         The audited financial statements of the Fund as of December 31, 2001 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is incorporated by reference in the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


                           ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 and 500 West Madison Street, Chicago, Illinois 60661. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund's common stock, Series A Preferred and Series B Preferred are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This Prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series C Preferred offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).


              SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                          TABLE OF CONTENTS OF SAI

         An SAI dated June 25, 2002 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                           PAGE

THE FUND ...............................................................   B-3
INVESTMENT OBJECTIVES AND POLICIES .....................................   B-3
INVESTMENT RESTRICTIONS.................................................   B-15
MANAGEMENT OF THE FUND..................................................   B-17
PORTFOLIO TRANSACTIONS .................................................   B-26
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN..........................................   B-28
TAXATION ...............................................................   B-29
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR
SERIES C PREFERRED......................................................   B-35
DESCRIPTION OF THE SERIES C PREFERRED...................................   B-44
MOODY'S AND S&P GUIDELINES .............................................   B-55
NET ASSET VALUE.........................................................   B-66
BENEFICIAL OWNERS.......................................................   B-67
GENERAL INFORMATION.....................................................   B-68
FINANCIAL STATEMENTS....................................................   B-70

                       ==============================

         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                     Appendix A

                           CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Ratings Services

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                $ 130,000,000

                        THE GABELLI EQUITY TRUST INC.

              Series C Auction Rate Cumulative Preferred Stock

                                5,200 Shares

                             ------------------


                                 PROSPECTUS
                                June 25, 2002

                             ------------------


                            Salomon Smith Barney
                           Gabelli & Company, Inc.

                 Subject to Completion, Dated June 24, 2002

                        THE GABELLI EQUITY TRUST INC.
                             -------------------

                     STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the Investment Adviser to the Fund. Income is a secondary investment objective. It is the policy of the Fund, under normal market condi tions, to invest at least 65% (80% commencing on July 31, 2002) of its total assets in equity securities.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus relating to the Series C Auction Rate Cumulative Preferred Stock of the Fund dated June 25, 2002 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing Series C Preferred. A copy of the Prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

         Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus or in the glossary of this SAI.

                             -------------------


                              TABLE OF CONTENTS
                                                                          Page
                                                                          ----
The Fund....................................................................B-
Investment Objectives and Policies..........................................B-
Investment Restrictions.....................................................B-
Management of the Fund......................................................B-
Portfolio Transactions......................................................B-
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan............B-
Taxation....................................................................B-
Additional Information Concerning the Auctions for the
    Series C Preferred......................................................B-
Description of the Series C Preferred.......................................B-
Moody's and S&P Guidelines..................................................B-
Net Asset Value.............................................................B-
Beneficial Owners...........................................................B-
General Information.........................................................B-
Financial Statements........................................................B-

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

This SAI is dated June 25, 2002.

                                  THE FUND

         The Gabelli Equity Trust Inc., or the Fund, is a closed-end non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the 1940 Act that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund commenced investment operations on August 21, 1986. The Fund's investments are selected by Gabelli Funds, LLC, its Investment Adviser. The Fund invests primarily in equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.

                     INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

         The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 65% (80% commencing on July 31, 2002) of its total assets in equity securities. See "Investment Objectives and Policies" in the Prospectus.

INVESTMENT PRACTICES

         Special Situations. Subject to the Fund's policy of investing at least 65% (80% com mencing on July 31, 2002) of its total assets in companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapital ization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

         Temporary Investments. Although under normal market conditions at least 65% (80% commencing on July 31, 2002) of the Fund's assets will consist of equity securities, including common stock, preferred stock, convertible securities, options and warrants, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are U.S. Government Obligations; commercial paper rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the Prospectus. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Obligations and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser with respect to assets so invested.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed- income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by S&P or Caa or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consider ation, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a typical feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreci ate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         As a result of all these factors, to the extent the Fund invests in high yield bonds, its net asset value is expected to be more volatile than the net asset value of funds that invest solely in higher rated debt securities.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security or currency to the writer and obligating the writer to purchase the underlying security or currency from the holder.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio or for additional cash consideration held in a segregated account by its custodian. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of bona fide hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Obligations.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumu lated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange US dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the US dollar, the Fund can attempt to "lock in" the US dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the US dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in US dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the US dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Directors, the Fund may engage in transac tions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, or CFTC, and not for speculation.

         Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transac tions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         Forward Currency Exchange Contracts. The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transac tions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insuffi cient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occur rence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transac tions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it may only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Restricted and Illiquid Securities. The Fund may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

         In accordance with pronouncements of the Securities and Exchange Commission, the Fund may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933 without registration under the Securities Act and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board of Directors, the function of determining and monitoring the liquidity of particular Rule 144A securities.


                           INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstand ing voting securities of the Fund (as defined in the 1940 Act). All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

         The Fund may not:

            o Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Obligations.

            o Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

            o Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its out standing futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            o Purchase any securities on margin or make short sales, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

            o Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its invest ment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

            o Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respec tive total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as de scribed above.

            o Issue senior securities, except to the extent permitted by applicable law.

            o Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securi ties; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

            o Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securi ties that at the time of purchase have legal or contractual restrictions on resale.


                           MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, Boston Safe Deposit and Trust Company, the Fund's custodian (the "Custodian"), Equiserve Trust Company ("Equiserve"), the Fund's transfer agent, and The Bank of New York, the Fund's auction agent, paying agent and registrar with respect to the Series C Preferred. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the Directors and Officers of the Fund are set forth in the following table, together with their positions with the Fund and their principal business occupations during the past five years and their affiliations, if any, with the Investment Adviser or the Fund's Administrator.

         As of May 31, 2002 the Directors and Officers of the Fund as a group beneficially owned 1,619,873 shares of the Fund equaling 1.13% of the Fund's outstanding shares.

                                                 NUMBER OF
                                 TERM OF       PORTFOLIOS IN
                                OFFICE AND         FUND
   NAME, POSITION(S)            LENGTH OF         COMPLEX                                                OTHER
        ADDRESS1                   TIME         OVERSEEN BY         PRINCIPAL OCCUPATION(S)          DIRECTORSHIPS
        AND AGE                  SERVED (2)      DIRECTOR           DURING PAST FIVE YEARS          HELD BY DIRECTOR
-------------------------       ---------       ---------          ------------------------         ----------------

INTERESTED DIRECTORS3:

MARIO J. GABELLI               Since 1986**         21          Chairman of the Board and          Director of Morgan
Director, President and                                         Chief Executive Officer of         Group Holdings, Inc.
Chief Investment Officer                                        Gabelli Asset Management           (transportation
Age: 59                                                         Inc. and Chief Investment          services); Vice
                                                                Officer of Gabelli Funds,          Chairman of Lynch
                                                                LLC and GAMCO Investors,           Corporation (diversified
                                                                Inc; Chairman and Chief            manufacturing
                                                                Executive Officer of Lynch         company).
                                                                Interactive Corporation
                                                                (multimedia and services);
                                                                Chairman and Director of
                                                                other registered investment
                                                                companies in the Gabelli
                                                                fund complex.

KARL OTTO POHL                 Since 1992*          30          Member of the Shareholder          Director of Gabelli
Director                                                        Committee of Sal.                  Asset Management Inc.;
Age: 72                                                         Oppenheim Jr. & Cie (private       Chairman, Incentive
                                                                investment bank); Former           Capital and Incentive
                                                                President of the Deutsche          Asset Management
                                                                Bundesbank and Chairman of         (Zurich); Director at Sal
                                                                its Central Bank Council           Oppenheim Jr. & Cie,
                                                                (1980-1991); Director of           Zurich.
                                                                other registered investment
                                                                companies in the Gabelli
                                                                fund complex.

NON-INTERESTED DIRECTORS:

THOMAS E. BRATTER              Since 1986**          3          Director, President and                    -
Director                                                        Founder, The John Dewey
Age: 62                                                         Academy (residential college
                                                                preparatory therapeutic
                                                                high school);  Director of
                                                                other registered investment
                                                                companies in the Gabelli
                                                                fund complex.

ANTHONY J. COLAVITA (4)       Since 1999***         32          President and Attorney at
Director                                                        Law in the law firm of
Age: 66                                                         Anthony J. Colavita, P.C.;
                                                                Director of other
                                                                registered investment
                                                                companies in the Gabelli
                                                                fund complex.


JAMES P. CONN (4)              Since 1989*          11          Former Managing Director           Director of LaQuinta
Director                                                        and Chief Investment Officer       Corp. (hotels) and First
Age: 64                                                         of Financial Security              Republic Bank
                                                                Assurance Holdings Ltd.
                                                                (1992-1998); Director of
                                                                First Republic Bank; Director
                                                                of other registered
                                                                investment companies in the
                                                                Gabelli fund complex.

FRANK J. FAHRENKOPF JR.       Since 1998***          3          President and Chief                        --
Director                                                        Executive Officer of the
Age: 62                                                         American Gaming
                                                                Association since June
                                                                1995; Partner of Hogan &
                                                                Hartson (law firm);
                                                                Chairman of International
                                                                Trade Practice Group;
                                                                Co-Chairman of the
                                                                Commission on
                                                                Presidential Debates;
                                                                Former Chairman of the
                                                                Republican National
                                                                Committee; Director of
                                                                other registered
                                                                investment companies in
                                                                the Gabelli fund complex.

ARTHUR V. FERRARA              Since 2001**          9          Formerly, Chairman of the          Director of The Guardian
Director                                                        Board and Chief Executive          Life Insurance Company
Age: 71                                                         Officer of The Guardian Life       of America; Director of
                                                                Insurance Company of America
                                                                The Guardian Insurance &
                                                                (1993-1995); President, Chief
                                                                Annuity Company, Inc.,
                                                                Executive Officer and a
                                                                DirectoGuardian Investor prior
                                                                thereto; Director of
                                                                otheServices Corporation, and
                                                                registered investment 5 mutual
                                                                funds within the companies in
                                                                the Gabelli Guardian Fund
                                                                Complex fund complex.

ANTHONY R. PUSTORINO           Since 1986*          16          Certified Public Accountant;               -
Director                                                        Professor Emeritus, Pace
Age: 76                                                         University; Director of other
                                                                registered investment
                                                                companies in the Gabelli
                                                                fund complex.

SALVATORE J. ZIZZA            Since 1986***          8          Chairman of Hallmark               Director of Hollis Eden
Director                                                        Electrical Supplies Corp.;         Pharmaceuticals, Bion
Age: 56                                                         Former Executive Vice              Environmental
                                                                President of FMG Group (a          Technologies Inc. and
                                                                healthcare provider); Former       The Credit Store Inc.
                                                                President and Chief
                                                                Executive Officer of the
                                                                Lehigh Group Inc. (an
                                                                interior construction
                                                                company) through 1997;
                                                                Director of other registered
                                                                investment companies in the
                                                                Gabelli fund complex.

OFFICERS:

BRUCE N. ALPERT                 Since 1998          --          Executive Vice President and
Vice President and Treasurer                                    Chief Operating Officer of
Age: 50                                                         the Gabelli Funds, LLC and
                                                                an officer of all mutual funds
                                                                advised by Gabelli Funds,
                                                                LLC and its affiliates.
                                                                Director and President of
                                                                Gabelli Advisers, Inc.

CARTER W. AUSTIN                Since 2000          --          Vice President at the Fund since
Vice President                                                  2000.  Vice President of Gabelli
Age: 34                                                         Funds, LLC since 1996.

JAMES E. MCKEE                  Since 1995          --          Vice President General
Secretary                                                       Counsel and Secretary of
Age: 38                                                         Gabelli Asset Management,
                                                                Inc. since 1999 and GAMCO
                                                                Investors, Inc. since 1993;
                                                                Secretary of all mutual funds
                                                                advised by Gabelli Advisers,
                                                                Inc. and Gabelli Funds, LLC.

---------------------

(1)   Address:  One Corporate Center, Rye, NY 10580, unless otherwise noted.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

     *    -   Term expires at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     **   -   Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     ***  -   Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4) Represents holders of the Fund's 7.25% Series A and 7.20% Series B Cumulative Preferred Stock.


           The Board of Directors of the Fund is divided into three classes, with a class having a term of three years. Each year the term of office of one class of Directors of the Fund will expire. The terms of Messrs. Conn, Pohl and Pustorino as Directors of the Fund expire in 2003; the terms of Messrs. Bratter, Ferrara and Gabelli as Directors of the Fund expire in 2004; and the terms of Messrs. Colavita, Fahrenkopf and Zizza as Directors of the Fund expire in 2005. See "Anti-Takeover Provisions of the Charter and By-Laws" in the Prospectus.

           The following table reflects the beneficial ownership of Directors of the Fund in securities of the Fund and in securities of other Gabelli Fund complex registered investment companies overseen by such Director.


-------------------------------------------------------------------------------------------------------
Name of Director                   Dollar Range of Equity             Aggregate Dollar Range of Eq
                                   Securities in the Fund*(1)         uity Securities in all Registered
                                                                      Investment Companies Overseen
                                                                      by Directors in Family of Invest
                                                                      ment Companies*
-------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
-------------------------------------------------------------------------------------------------------
Mario J. Gabelli                              E                                  E
Karl Otto Pohl                                A                                  A
-------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

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Dr. Thomas E. Bratter                         E                                  E
Anthony J. Colavita                           C                                  E
James P. Conn                                 E                                  E
Frank J. Fahrenkopf, Jr.                      A                                  A
Arthur V. Ferrara                             A                                  E
Anthony R. Pustorino                          E                                  E
Salvatore J. Zizza                            E                                  E
-------------------------------------------------------------------------------------------------------


* Key to Dollar Ranges
A.   None
B.   $1-$10,000
C.   $10,001-$50,000
D.   $50,001-$100,000
E.   Over $100,000
(1)  This information has been furnished by each Director as of December
     31, 2001. "Beneficial Ownership" is determined in accordance with
     Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.


         The Directors serving on the Fund's Nominating Committee are Messrs. Colavita (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

         Messrs. Pustorino (Chairman), Colavita and Zizza serve on the Fund's Audit Committee and these Directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independ ent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

         The economic terms of the Advisory Agreement between the Fund and its Investment Adviser were unanimously approved by the Fund's Board of Directors at its May 16, 2001 meeting. The Board's approval included a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (as such term is defined in the 1940
Act). In approving the Advisory Agreement, the Board of Directors considered, among other things, the nature and quality of services to be provided by the Investment Adviser, the profitabil ity to the Investment Adviser of its relationship with the Fund, economies of scale and compara tive fees and expense ratios.

         The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicat ing fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549- 0102.

REMUNERATION OF DIRECTORS AND OFFICERS

         The Fund pays each Director who is not affiliated with the Investment Adviser a fee of $12,000 per year plus $1,500 per Directors' meeting attended and $500 per meeting by telephone, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings. The aggregate remuneration accrued by the Fund during the year ended December 31, 2001 amounted to $147,765.

         The following table shows certain compensation information for the Directors of the Fund for the year ended December 31, 2001. Officers and Directors of the Fund who are employed by the Investment Adviser received no compensation or expense reimbursement from the Fund.


                                    Aggregate
                                   Compensation     Total Compensation From Fund
     Name of                          from           and Fund Complex Paid to
  Director/Officers                   Fund             Directors/Officers*
  -----------------                -----------         -------------------


Mario J. Gabelli                   $ 0                   $   0          (21)
Dr. Thomas E. Bratter              $ 18,500              $   31,500     (3)
Anthony J. Colavita                $ 22,500              $   145,016    (32)
James P. Conn                      $ 20,000              $   53,750     (11)
Frank J. Fahrenkopf, Jr.           $ 18,500              $   31,500     (3)
Arthur V. Ferrara                  $ 7,532               $   15,099     (9)
Karl Otto Pohl                     $  0                  $   0          (30)
Anthony R. Pustorino               $ 24,000              $   125,250    (16)
Salvatore J. Zizza                 $ 20,500              $   64,266     (8)

Carter W. Austin                   $ 125,000             $   125,000    (1)

-----------------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios from which such person received compensation.


LIMITATION OF OFFICERS' AND DIRECTOR, LIABILITY

         The By-Laws of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, to the fullest extent permitted by law. In addition, the Charter of the Fund provides that the Fund's Directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Charter or the By-Laws protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's active or deliberate dishonesty which is material to the cause of action or to the extent that the person received an improper benefit or profit in money, property or services to the extent of such money, property or services. In addition, indemnification is not permitted for any act or omission committed in bad faith which is material to the cause of action or, with respect to any criminal proceeding, if the person had reasonable cause to believe that the act or omission was unlawful. In addition, indemnification may not be provided in respect of any proceeding in which the person had been adjudged to be liable to the Fund.

THE INVESTMENT ADVISER

           The Investment Adviser is a New York limited liability company that also serves as Investment Adviser to other closed-end investment companies and open-end investment companies with aggregate assets in excess of $26 billion as of March 31, 2002. The Investment Adviser is a registered investment adviser under the 1940 Act. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his controlling interest in the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO") a wholly-owned subsidiary of the Investment Adviser acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $13.0 billion under its management as of March 31, 2002; Gabelli Advisers, Inc. acts as to the Gabelli Westwood Funds with assets under management of approximately $548 million as of March 31, 2002; Gabelli Securities, Inc. acts as general partner or investment manager to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $605 million as of March 31, 2002; and Gabelli Fixed Income, LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.5 billion as of March 31, 2002.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair over time and not disadvantageous to any such accounts. The Investment Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

           Pursuant to an advisory agreement (the "Advisory Agreement"), the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, are consid ered to be an expense of the Fund under its Advisory Agreement.

           The Advisory Agreement combines investment advisory and administrative responsibil ities in one agreement. The Investment Adviser has in turn retained PFPC, Inc. to act as sub- administrator to the Fund. See "Management of the Fund - Sub-Administrator" in the Prospec tus.

           For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The fees payable under the Advisory Agreement are higher than the fees payable by most registered investment companies. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its Preferred Stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred or Series B Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series C Preferred, the dividend rate for the Series C Preferred at the beginning of such year (including the anticipated cost of a swap or cap if the Fund hedges its Series C Preferred dividend obligations), in every case prorated during the year such series is issued and the final year such series is outstanding.

           The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including the word "Gabelli."

           The Advisory Agreement was initially approved by the Board of Directors at a meeting held on July 17, 1986 and was approved most recently by the Board of Directors on May 16, 2001. The Advisory Agreement is terminable without penalty by the Fund on not more than sixty days written notice when authorized by the Board of Directors of the Fund, by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or by the Investment Adviser. The Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Advisory Agreement provides that, unless termi nated, it will remain in effect so long as continuance of the Advisory Agreement is approved annually by the Board of Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement.

           For each of the years ended December 31, 1999, December 31, 2000 and December 31, 2001, the Investment Adviser was paid $14,000,719, $13,085,773 and $12,063,874, respectively, for advisory and administrative services rendered to the Fund.


                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of certain debt securities and securities traded in over-the- counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. ("Gabelli & Company") may execute transactions in the over-the counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, as well as other regulatory requirements, the Fund's Board of Directors has determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as the price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commis sion available.

         For the fiscal years ended December 1999, December 31, 2000 and December 31, 2001, the Fund paid a total of $1,137,510, $847,808 and $987,659, respectively, in brokerage commis sions, of which Gabelli & Company, Inc. and its affiliates received $554,925, $586,533 and $664,606, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2001 represented approximately 68% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 63% of the aggregate dollar amount of transac tions by the Fund for such period.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Invest ment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


                     AUTOMATIC DIVIDEND REINVESTMENT AND
                         VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock is registered in his own name will have all distributions reinvested automatically by Equiserve, which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiserve as dividend disbursing agent.

         Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently deter mined or (ii) 95% of the then current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Equiserve will buy the common stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that Equiserve will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to Equiserve, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. Equiserve will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. Equiserve will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to Equiserve in a manner that ensures that Equiserve will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Equiserve at least 48 hours before such payment is to be invested.

         Equiserve maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by Equiserve in noncertificated form in the name of the participant. A Plan participant may send its share certificates to Equiserve so that the shares represented by such certificates will be held by Equiserve in the participant's stockholder account under the Plan.

         In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, Equiserve will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who partici pate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the Plan members at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Equiserve on at least 90 days written notice to the Plan participants.


                                   TAXATION

         The following discussion is a brief summary of certain additional United States Federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to Federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

GENERAL

           The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its stockholders.

         Qualification as a RIC requires, among other things, that the Fund:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

TAXATION OF THE FUND

           If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Preferred Stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless, as in the case of the Fund, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         If the Fund invests in stock of a passive foreign investment company (a "PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal Federal corporate income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

         If the Fund invests in stock of a PFIC, the Fund may be able to elect to treat the PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year all shares that it hold in PFICs. If it makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it does not exceed prior increases.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level Federal income taxation, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level Federal income taxation, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse conse quences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level Federal income taxation on the income that it distributes.

HEDGING TRANSACTIONS

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long- term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

FOREIGN TAXES

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the Fund will not invest more than 35% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass- through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities.

TAXATION OF STOCKHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder's gross income.

         Distributions of ordinary income are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Ordinary income dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The Fund expects to distribute a relatively small amount of income that would be eligible for the dividends received deduction. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to stockholders within 60 days of the close of the taxable year. Distributions of net capital gain designated as capital gain dividends ("Capital Gain Dividends"), if any, are taxable to shareholders at rates applicable to long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund's shares, and are not eligible fo the dividends received deduction. Both long-term and short-term capital gains of corporations are currently taxed at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.5% while long-term capital gains generally will be taxed at a maximum rate of 20%.

         Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61- day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any Capital Gain Dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and Capital Gain Dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. Federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

BACKUP WITHHOLDING

         The Fund may be required to withhold Federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such stockholder's Federal income tax liability.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series C Preferred shares should consult their own tax advisers regarding the purchase, ownership and disposition of Series C Preferred.


                      ADDITIONAL INFORMATION CONCERNING
                     THE AUCTIONS FOR SERIES C PREFERRED

GENERAL

         The Articles Supplementary provide that the Applicable Rate for each Dividend Period of the Series C Preferred will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Articles Supplementary, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series C Preferred so long as the Applicable Rate is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker- Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Series C Preferred. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to the Series C Preferred. One certificate for all of the Series C Preferred shares will be registered in the name of Cede & Co., as nominee of the Securities Depository.

         Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series C Preferred contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Series C Preferred. Prior to the commencement of the right of Holders of the Preferred Stock to elect a majority of the Fund's directors, as described under "Description of the Series C Preferred - Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the Series C Preferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Series C Preferred, whether for its own account or as a nominee for another person.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

         On or prior to the Submission Deadline on each Auction Date for the Series C Pre ferred:

         (i) each Beneficial Owner of Series C Preferred may submit to its Broker-Dealer by telephone or otherwise a:

                (a) "Hold Order" - indicating the number of Outstanding Series C Preferred shares, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

                (b) "Bid" - indicating the number of Outstanding Series C Preferred shares, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such Series C Preferred for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

                (c) "Sell Order" - indicating the number of Outstanding Series C Preferred shares, if any, that such Beneficial Owner offers to sell without regard to the Applica ble Rate for such Series C Preferred for the next succeeding Dividend Period; and

         (ii) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of Series C Preferred shares that they offer to purchase if the Applicable Rate for Series C Preferred for the next succeed ing Dividend Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

         A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker- Dealer having a rate higher than the Maxi mum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell Series C Preferred subject thereto at a price per share equal to $25,000.

         A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series C Preferred an Order or Orders covering all the Outstanding Series C Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding Series C Preferred shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series C Preferred an Order or Orders covering all of the Outstanding Series C Preferred held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding Series C Preferred shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

         A Potential Beneficial Owner of Series C Preferred may submit to its Broker-Dealer Bids in which it offers to purchase Series C Preferred if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate will constitute an irrevocable offer to purchase the number of Series C Preferred shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A Beneficial Owner of Series C Preferred that offers to become the Beneficial Owner of additional Series C Preferred is, for purposes of such offer, a Potential Beneficial Owner.

         As described more fully below under " - Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating them selves (unless otherwise permitted by the Fund) as Existing Holders in respect of Series C Preferred subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Series C Preferred subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsi ble for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker- Dealer to submit to the Auction Agent an Order in respect of any Series C Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Series C Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see " - Submission of Orders by Broker-Dealers to Auction Agent" below.

         Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Series C Preferred shares that is fewer than the number of Series C Preferred shares specified in its Order. See " - Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See " - Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish a maximum rate per annum that can result from an Auction up to the Maximum Rate. See " - Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and " - Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series C Preferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfer of Series C Preferred" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for Series C Preferred will pay to each Broker- Dealer, from funds provided by the Fund, a service charge at the annual rate of equal to, in the case of any Auction immediately preceding a Dividend Period of less than one year, the product of (a) a fraction, the numerator of which is the number of days in such Dividend Period and the denominator of which is 365, times (b) 1/4 of 1%, times (c) $25,000, times
(d) the aggregate number of Series C Preferred shares placed by such Broker-Dealer at such Auction, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of Series C Preferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Series C Preferred will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one
Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

         Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of Series C Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Series C Preferred shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (i) all Hold Orders for Series C Preferred will be considered valid, but only up to and including in the aggregate the number of Outstanding Series C Preferred shares held by such Existing Holder, and, if the number of Series C Preferred shares subject to such Hold Orders exceeds the number of Outstanding Series C Preferred shares held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

         (ii)   (a)   any Bid for Series C Preferred will be considered
                      valid up to and including the excess of the number of shares of Outstanding Series C Preferred shares held by such Existing Holder over the number of Series C
                      Preferred shares subject to any Hold Orders referred to in clause (i) above;

                (b) subject to subclause (a), if more than one Bid of an Existing Holder for Series C Preferred is submitted to the Auction Agent with the same rate and the number of Outstanding shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of Series C Preferred shares subject to each Bid with the same rate will be reduced pro rata to cover the number of Series C Pre ferred shares equal to such excess;

                (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for Series C Preferred is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                (d) in any such event, the number, if any, of such Outstanding Series C Preferred shares subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for Series C Preferred by or on behalf of a Potential Holder at the rate specified therein; and

         (iii) all Sell Orders for Series C Preferred will be considered valid up to and including the excess of the number of Outstanding Series C Preferred shares held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

If more than one Bid of a Potential Holder for Series C Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of Series C Preferred shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND
APPLICABLE RATE

         Not earlier than the Submission Deadline on each Auction Date for Series C Preferred, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding Series C Preferred shares over the number of Outstanding Series C Preferred shares subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series C Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding Series C Preferred shares that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding Series C Preferred shares that are the subject of Submitted Sell Orders (including the number of Series C Preferred shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for Series C Preferred have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding Series C Preferred shares which, when added to the number of Outstanding Series C Preferred shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Series C Preferred. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

         If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Series C Preferred is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Series C Preferred will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Series C Preferred subject to such Sell Orders but will continue to own Series C Preferred for the next Dividend Period. See " - Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the Outstanding Series C Preferred is subject to Submitted Hold Orders, the Applicable Rate for all Series C Preferred for the next succeeding Dividend Period will be the All Hold Rate.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL
ORDERS AND ALLOCATION OF SHARES

         Based on the determinations made under " - Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Proce dures, with the result that Existing Holders and Potential Holders of Series C Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Series C Preferred subject to such Hold Orders.

         If Sufficient Clearing Bids for Series C Preferred shares have been made:

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding Series C Preferred subject to such Submitted Sell Order or Submitted Bid;

         (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Out standing Series C Preferred subject to such Submitted Bid;

         (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding Series C Preferred shares subject to such Submitted Bid;

         (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold Series C Preferred subject to such Submitted Bid, unless the number of Outstanding Series C Preferred shares subject to all such Submitted Bids is greater than the number of Series C Preferred shares ("remaining shares") in excess of the Available Series C Preferred over the number of Series C Preferred shares accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Series C Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Series C Preferred shares subject to all such Submitted Bids of such Existing Holders; and

         (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for Series C Preferred will purchase any Available Series C Preferred not accounted for in clauses
                (ii) through (iv) above on a pro rata basis based on the Outstanding Series C Preferred shares subject to all such Submitted Bids.

         If Sufficient Clearing Bids for Series C Preferred shares have not been made (unless this results because all Outstanding Series C Preferred shares are subject to Submitted Hold Orders):

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Series C Preferred subject to such Submitted Bid;

         (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Series C Preferred shares subject to such Submitted Bid; and

         (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of Series C Preferred shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding Series C Preferred shares subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses
(iv) or (v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series C Preferred share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of Series C Preferred shares being sold or purchased on such Auction Date so that the number of Series C Preferred shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (v) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Series C Preferred share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate Series C Preferred for purchase among Potential Holders so that only whole Series C Preferred shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

NOTIFICATION OF RESULTS; SETTLEMENT

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Series C Preferred as a result of the Auction and will be required to advise each customer purchasing or selling Series C Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Series C Preferred shares on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Series C Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling Series C Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Series C Preferred shares that is less than the number of Series C Preferred shares that otherwise was to be purchased by such person. In such event, the number of Series C Preferred shares to be so delivered shall be determined by the Broker-Dealer. Delivery of such lesser number of Series C Preferred shares shall constitute good delivery.


                    DESCRIPTION OF THE SERIES C PREFERRED

         The description of the Series C Preferred contained in this SAI does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing the Series C Preferred. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

GENERAL

         The Series C Preferred will rank on a parity with each other and with shares of any other series of Preferred Stock of the Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

DIVIDENDS AND DIVIDEND PERIODS

         Holders of Series C Preferred will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " - Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Shares.

         By 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders of Series C Preferred will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See " - Default Period."

         The amount of dividends per Outstanding Series C Preferred share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event shall the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Series C Preferred share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be determined on the basis of twelve 30-day months.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for the Series C Preferred is set forth in the Prospectus. See "The Auction - Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the Series C Preferred will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See " - Notification of Dividend Period" below.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Series C Preferred Basic Maintenance Amount.

         The Maximum Rate will apply automatically following an Auction for Series C Preferred in which Sufficient Clearing Bids have not been made (other than because all Series C Preferred were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series C Preferred shares are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund shall designate the duration of Dividend Periods of the Series C Preferred; provided, however, that no such designation shall be necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series C Preferred has been cured as set forth under " - Default Period," (iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, as described under " - Redemption," the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Series C Preferred Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Series C Preferred Basic Maintenance Report to each Rating Agency which is then rating the Series C Preferred and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemp tion Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (a) a notice stating (1) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (2) the terms of the Specific Redemption Provisions, if any; or

         (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

         Default Period. A "Default Period" with respect to Series C Preferred will commence on any date upon which the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day next preceding relevant Dividend Payment Date or date fixed for such redemption (the "Redemption Date"), as the case may be, (i) the full amount of any declared dividend on the Series C Preferred payable on such Dividend Payment Date (a "Dividend Default") or
(ii) the full amount of any redemption price (the "Redemption Price") payable on the Series C Preferred being redeemed on such Redemption Date (such default a "Redemption Default" and, together with a Dividend Default, a "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series C Preferred, and the Applicable Rate for each Dividend Period com mencing during a Default Period will be equal to the Default Rate.

         Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

         No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

         Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Series C Preferred if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock) or (ii) declare any other distribution on the Series C Preferred or purchase or redeem Series C Preferred if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemp tions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Series C Preferred is prohibited, unless there is no event of default under indebted ness senior to the Series C Preferred and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Stock (including the Series C Preferred).

         For so long as the Series C Preferred is Outstanding, except as otherwise provided in the Articles Supplementary, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Shares or other shares, if any, ranking junior to the Series C Preferred as to dividends or upon liquidation) with respect to shares of Common Shares or any other shares of the Fund ranking junior to the Series C Preferred as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or other shares ranking junior to the Series C Preferred (except by conversion into or exchange for shares of the Fund ranking junior to the Series C Preferred as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Series C Preferred Basic Maintenance Amount and the 1940 Act Series C Preferred Asset Coverage would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Stock, including the Series C Preferred (or shall have been declared and sufficient funds for the full payment thereof shall have been deposited with the Paying Agent, in the case of the Series C Preferred, and the applicable dividend-disbursement agent, with respect to other series of Preferred Stock), and (z) the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any mandatory provision for redemption including Series C Preferred required or determined to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

         No full dividend shall be declared or paid or set apart for payment on the Series C Preferred for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Date in the case of the Series C Preferred and due through the most recent dividend payment dates therefor in the case of all other series of Preferred Stock have been or contemporaneously are declared and paid on all Outstanding shares of Preferred Stock. If full cumulative dividends due have not been paid on all shares of Preferred Stock, any dividends being paid on the shares of Preferred Stock (including the Series C Preferred) shall be paid as nearly pro rata as possible on all Outstanding shares of Preferred Stock on the dividend payment dates therefor (the Dividend Payment Date in the case of the Series C Preferred) in proportion to the respective amounts of dividends accumulated but unpaid on each series of Preferred Stock.

REDEMPTION

         Optional Redemption. After the initial Dividend Period, subject to any Non-Call Period and the provisions of the Articles Supplementary, and to the extent permitted under the 1940 Act and Maryland law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor, the Series C Preferred by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, in the case of Series C Preferred designated as (a) having a Dividend Period of one year or less, on the next Business Day after the last day of such Dividend Period, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ("Redemption Price") or (b) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period, at the Redemption Price subject to any applicable Specific Redemption Provisions. Notwithstanding the foregoing, the Fund will not effect any optional redemption unless on the date on which the Fund gives notice of such redemption and on the applicable Redemption Date (x) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (includ ing any applicable premium) due to Holders of the Series C Preferred on such Redemption Date and (y) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Series C Preferred Basic Maintenance Amount and the 1940 Act Series C Preferred Asset Coverage immediately subsequent to such redemption, if such redemption were to have occurred on each such date.

         Mandatory Redemption. The redemption price per Series C Preferred share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price"). In the event of a mandatory redemption, the series and number of shares of Preferred Stock to be redeemed will be determined by the Fund from among all series of Preferred Stock then Outstanding. The amount of Preferred Stock to be mandatorily redeemed under such circum stances shall, in the aggregate, equal the lesser of (a) the minimum amount of Preferred Stock (including the Series C Preferred if so determined by the Fund) the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant cure date (any such cure date, together with any Series C Preferred Basic Maintenance Amount Cure Date or 1940 Act Asset Coverage Cure Date, a "Cure Date"), would result in the Fund meeting, as the case may be, the Series C Preferred Basic Maintenance Amount Test, the 1940 Act Asset Coverage and any other then applicable maintenance amount test, in each case as of the relevant Cure Date (provided that, if there is no such minimum amount of Preferred Stock the redemption of which would have such result, all the Series C Preferred then Outstanding will be redeemed) and
(b) the maximum amount of Preferred Stock that can be redeemed out of funds expected to be available therefor on such redemption date at the Mandatory Redemption Price; provided, that in the event that Preferred Stock is redeemed mandatorily, the Fund may, but is not required to, redeem a sufficient additional amount of Preferred Stock in order that immediately following such redemption the Fund has (x) Eligible Assets with an adjusted value with respect to the Pre ferred Stock remaining Outstanding of as great as 110% of the Series C Preferred Basic Mainte nance Amount and (y) 1940 Act Asset Coverage with respect to the Preferred Stock remaining Outstanding of as great as 220%.

         Redemption Procedure. A notice of redemption will be given to the holders of record of Preferred Stock selected for redemption not less than 15 or more than 40 days prior to the date fixed for the redemption. Each notice of redemption will state (i) the redemption date, (ii) the number of shares of Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all the shares of Preferred Stock held by any holder are to be redeemed, the notice of redemption shall specify the number of such shares to be redeemed from such holder.

ASSET MAINTENANCE

         The Fund is required to satisfy two separate asset maintenance requirements in respect of the Series C Preferred: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Series C Preferred plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for the Series C Preferred of at least 200%.

         Series C Preferred Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Series C Preferred Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the Series C Preferred at the request of the Fund) and S&P (if S&P is then rating the Series C Preferred at the request of the Fund). For this purpose, the value of the Fund's portfolio securities will be the Market Value. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the related Cure Date, the Fund will be required under certain circumstances to redeem certain Series C Preferred shares.

         The "Series C Preferred Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (a) the sum of (i) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied, in the case of each series or class, by the per-share Liquidation Preference applicable to each series or class; (ii) to the extent not included in (i) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Series C Preferred Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Stock, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (iii) the Fund's other liabilities due and pay able as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (iv) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (a)(i) through (a)(iii) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (b) (i) the adjusted value of any of the Fund's assets or (ii) the face value of any of the Fund's assets if, in the case of both (b)(i) and (b)(ii), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of in debtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disbursing agent or Paying Agent, as the case may be, for the payment of the amounts needed to redeem or repurchase Pre ferred Stock subject to redemption or repurchase or any of (a)(ii) through (a)(iv); and provided that in the event the Fund has repurchased Preferred Stock and irrevocably segregated or deposit ed assets as described above with its custodian bank or the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Preferred Stock to be repurchased from (a) above.

         The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Series C Preferred Basic Maintenance Amount are based on the criteria established in connection with rating the Series C Preferred. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obliga tion, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

         The Discount Factor relating to any asset of the Fund, the Series C Preferred Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating the Series C Preferred and which so requires that any such changes would not impair the Aaa credit rating from Moody's or the AAA rating from S&P.

         A Rating Agency's Guidelines will apply to the Series C Preferred only so long as such Rating Agency is rating such shares at the request of the Fund. The Fund will pay certain fees to Moody's and S&P for rating the Series C Preferred. The ratings assigned to the Series C Preferred are not recommendations to buy, sell or hold Series C Preferred. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Series C Preferred should be evaluated independently of any other rating.

         Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to re-attain the Series C Preferred Basic Maintenance Amount on or prior to the Series C Preferred Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         Under certain circumstances, as described in the Articles Supplementary, the Board of Directors without further action by the stockholders may modify the calculation of Adjusted Value (as defined in the Articles Supplementary), Series C Preferred Basic Maintenance Amount and the elements of each of them and the definitions of such terms and elements if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of Preferred Stock by a rating agency rating such shares at the request of the Fund or is in the best interests of the holders of common shares and is not adverse to the holders of Preferred Stock in view of advice to the Fund by the relevant rating agency that such modification would not adversely affect the then-current rating of the affected Preferred Shares. In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maxi mum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the Holders of shares of Preferred Stock, including the Series C Preferred Shares, or any other stockholder of the Fund, after consultation with the Broker-Dealers, and with confirmation from each Rating Agency that immediately following any such increase the Fund would meet the Series C Preferred Basic Maintenance Amount Test.

         1940 Act Series C Preferred Asset Coverage. As of each Valuation Date, the Fund shall determine whether the 1940 Act Asset Coverage is met as of that date. The Fund shall deliver to the Auction Agent and each Rating Agency a 1940 Act Asset Coverage Certificate which sets forth the determination of the preceding sentence (i) as of the Date of Original Issue and, thereafter, (ii) as of (x) the last Business Day of each March, June, September and December and (y) a Business Day on or before any 1940 Act Asset Coverage Cure Date following a failure to meet 1940 Act Asset Coverage. Such 1940 Act Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the last Business Day of such March, June, September and December, as the case may be, or the relevant Cure Date.

         Notices. The Fund must periodically deliver to the Auction Agent and each Rating Agency a Series C Preferred Basic Maintenance Report which sets forth, as of the related Valuation Date, the Fund's Eligible Assets, the Market Value and Discounted Value thereof (seriatim and in the aggregate), the Series C Preferred Basic Maintenance Amount, and the remainder obtained by subtracting the Series C Preferred Basic Maintenance Amount from the Discounted Value of such Eligible Assets. Such Series C Preferred Basic Maintenance Report also shall be delivered as of the Date of Original Issue and thereafter upon the occurrence of specified events on or before the fifth Business Day after the relevant Valuation Date or Cure Date.

VOTING RIGHTS

         None of the voting rights (as described in the Prospectus under "Description of the Series C Preferred - Voting Rights") will apply to the Series C Preferred if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

LIQUIDATION

         In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of Preferred Stock, including the Series C Preferred, in preference to the holders of Common Shares, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in an amount equal to the per share liquidation preference for such Preferred Stock, plus an amount equal to accumulated dividends (whether or not earned or declared by the Fund, but without interest thereon) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent or dividend disbursing agent, as the case may be. However, Holders of Series C Preferred will not be entitled to any premium to which such Holders would be entitled upon redemption of the Series C Preferred. After payment of the full amount of such liquidation distribution, the owners of Preferred Stock, including the Series C Preferred, will not be entitled to any further participation in any distribution of assets of the Fund.

         If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund is insufficient to pay in full the liquidation distribution to which owners of Preferred Stock are entitled, such assets or the proceeds thereof will be distributed among the owners of such shares of Preferred Stock, including the Series C Preferred, ratably.

         In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of Series C Preferred of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Shares and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Shares.

DEPOSIT SECURITIES REQUIREMENTS

         The Fund is obligated to deposit in a segregated custodial account a specified amount of Deposit Securities constituting same-day funds not later than 12:00 noon, New York City time, on the Business Day next preceding the relevant Dividend Payment Date or Redemption Date relating to the Series C Preferred. These Deposit Securities, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable Dividend Payment Date or Redemption Date, and will mature prior to such date.

RESTRICTIONS ON TRANSFER

         Series C Preferred may be transferred only (i) pursuant to an Order placed in an Auction, (ii) to or through a Broker-Dealer, or (iii) to the Fund or any affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Series C Preferred through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Series C Preferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.


                          MOODY'S AND S&P GUIDELINES

         The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Information" in the Prospectus.

         The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and S&P in connection with the Fund's receipt of a rating of Aaa and AAA from Moody's and S&P, respectively, for the Series C Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Series C Preferred plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Series C Preferred on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. See "Description of the Series C Preferred - Asset Maintenance." The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substan tial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

         The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the "Series C Preferred Basic Maintenance Amount"), the determination of which is as set forth under "Description of the Series C Preferred - Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).

         The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

         A rating of preferred stock as Aaa (as described by Moody's) or AAA (as described by S&P) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or S&P credit rating of preferred stock does not address the likelihood that a resale mechanism (such as the Auction) will be successful. As described respectively by Moody's and S&P, an issue of preferred stock which is rated Aaa or AAA is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         Ratings are not recommendations to purchase, hold or sell Series C Preferred, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

MOODY'S GUIDELINES

         Under the Moody's guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Series C Preferred Basic Maintenance Amount. To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

         Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Series C Preferred will acquire certain rights. See "Descrip tion of the Series C Preferred - Asset Maintenance."

         The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:


                                                                                                      Moody's
Type of Moody's Eligible Asset:                                                                   Discount Factor:
-------------------------------                                                                   ---------------
Short Term Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
     U.S. Treasury Securities with final maturities that are less than or equal to 60 days.....        1.00
     Demand or time deposits, certificates of deposit and bankers' acceptances includible in
       Moody's Short Term Money Market Instruments.............................................        1.00
     Commercial paper rated P-1 by Moody's maturing in 30 days or less.........................        1.00
     Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270 days
       or less.................................................................................        1.15
     Commercial paper rated A-1+ by S&P maturing in 270 days or less...........................        1.25
     Repurchase obligations includible in Moody's Short Term Money Market Instruments if
       term is less than 30 days and counterparty is rated at least A2.........................        1.00
     Other repurchase obligations..............................................................        **
U.S. Common Stock and Common Stock of foreign issuers for which ADRs are Traded................        3.00
Common Stock of foreign issuers (in existence for at least five years) for which no ADRs are
traded.........................................................................................        4.00
Convertible preferred stocks...................................................................        3.00
Preferred stocks:
     Auction rate preferred stocks.............................................................        3.50
     Other preferred stocks issued by issuers in the financial and industrial industries.......        1.62
     Other preferred stocks issued by issuers in the utilities industry........................        1.40
U.S. Government Obligations (other than U.S. Treasury Securities set forth above or U.S.               1.04-1.26
   Treasury Securities Strips set forth below)
U.S. Treasury Securities Strips                                                                        1.04-1.66
Corporate evidences of indebtedness:
   Corporate evidences of indebtedness rated Aaa3                                                      1.10-1.33
   Corporate evidences of indebtedness rated at least Aa3                                              1.15-1.39
   Corporate evidences of indebtedness rated at least A3                                               1.20-1.45
   Corporate evidences of indebtedness rated at least Baa3                                             1.25-1.52
   Corporate evidences of indebtedness rated at least Ba3                                              1.36-1.64
   Corporate evidences of indebtedness rated at least B1and B2                                         1.46-1.77
   Convertible corporate evidences of indebtedness with senior debt securities rated at least
     Aa3 issued by the following type of issuers:
     Utility...................................................................................        1.28
     Industrial................................................................................        1.75
     Financial.................................................................................        1.53
     Transportation............................................................................        2.13
   Convertible corporate evidences of indebtedness with senior debt securities rated at least
     A3 issued by the following type of issuers:
     Utility...................................................................................        1.33
     Industrial................................................................................        1.80
     Financial.................................................................................        1.58
     Transportation............................................................................        2.18
   Convertible corporate evidences of indebtedness with senior debt securities rated at least
     Baa3 issued by the following type of issuers:
     Utility...................................................................................        1.48
     Industrial................................................................................        1.95
     Financial.................................................................................        1.73
     Transportation............................................................................        2.33
   Convertible corporate evidences of indebtedness with senior debt securities rated at least
     Ba3 issued by the following type of issuers:
     Utility...................................................................................        1.49
     Industrial................................................................................        1.96
     Financial.................................................................................        1.74
     Transportation............................................................................        2.34
   Convertible corporate evidences of indebtedness with senior debt securities rated at least B2 issued by the following type of issuers:
     Utility...................................................................................        1.59
     Industrial................................................................................        2.06
     Financial.................................................................................        1.84
     Transportation............................................................................        2.44

--------

** Discount factor applicable to the underlying assets.


"Moody's Eligible Assets" means:

                  (a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

                  (b)  Short-Term Money Market Instruments;

                  (c) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

                  (d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or
(B) are rated at least Baa3 by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least Baa3, (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (iv) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least A1 by Moody's or, if not rated by Moody's, are rated at least AA-by S&P), (v) which pay cumulative cash divi dends in U.S. dollars, (vi) which are not convertible into any other class of stock and do not have warrants attached, (vii) which are not issued by issuers in the transportation industry and (viii) in the case of auction rate preferred stocks, which are rated at least Aa3 by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Fund's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Fund's total assets.

                  (e) common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar- denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non- U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                  (f) ADR securities, based on the following guidelines: (i) Sponsored ADR program or (ii) Level II or Level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global GDR programs will be evaluated on a case by case basis;

                  (g) U.S. Government Obligations;

                  (h) corporate evidences of indebtedness (i) which may be sold without restriction by the Fund which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the secu rity is not rated by Moody's, the security is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating con firmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least Baa3 or (B) $50,000,000 if rated B or Ba3, (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below Baa3 or not rated, the aggregate Market Value of the Fund's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance; and

                  (i) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset; provided, however, that the Fund's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the proviso appearing after clause (i) below; and

                  (j) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the following obligations may be includible in Moody's Eligible Assets:

     (i) the sum of (A) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied by the liquidation preference per share; (B) to the extent not included in (A) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Preferred Stock from the most recent dividend payment date to which dividends have been paid or duly provided for (or, in the event the asset coverage in respect of such shares is calculated on a date prior to the initial dividend payment date with respect to a class or series of the Preferred Stock, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valua tion Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Shares shall not be included as a liability) and such liabilities project ed to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(i)(A) through (i)(i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less

     (ii) (A) the adjusted value of any of the Fund's assets or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemp tion or repurchase of shares of preferred stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disburs ing agent or Paying Agent for the payment of the amounts needed to redeem or repurchase preferred stock subject to redemption or repurchase or any of (i)(B) through (i)(D); and provided that in the event the Fund has repurchased preferred stock and irrevocably segregated or deposited assets as described above with its custodian bank, the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the liquidation preference of such preferred stock to be repurchased from (i) above.

         Notwithstanding anything to the contrary in the preceding clauses
(a)-(i), the Fund's in vestment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings:

Issuer:


                                     Non-Utility                    Utility
                                    Maximum Single               Maximum Single
Moody's Rating(1)(2)                Issuer(3)(4)                  Issuer(3)(4)
--------------                      -------------                -------------
Aaa                                      100%                       100%
Aa                                        20%                        20%
A                                         10%                        10%
CS/CB, "Baa", Baa(5)                       6%                         4%
Ba                                         4%                         4%
B1/B2                                      3%                         3%
B3 (Caa subordinate)                       2%                         2%

Industry and State:


                                                   Utility              Utility
                            Non-Utility            Maximum              Maximum
                           Maximum Single        Single Sub-             Single
Moody's Rating(1)           Industry(3)         Industry(3)(6)          State(3)
-----------------          -------------        --------------         ---------
Aaa                            100%                100%                 100%
Aa                              60%                 60%                  20%
A                               40%                 50%                  10%(7)
CS/CB, "Baa", Baa(5)            20%                 50%                   7%(7)
Ba                              12%                 12%                   0%
B1/B2                            8%                  8%                   0%
B3 (Caa subordinate)             5%                  5%                   0%



--------------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate evidences of indebtedness and convertible corporate evidences of indebtedness rated by S&P but not by Moody's.

(2) Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.


S&P GUIDELINES

         Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Series C Preferred Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

         The Series C Preferred Basic Maintenance Amount includes the sum of (i) $25,000 times the number of Series C Preferred shares then Outstanding, (ii) the liquidation preference of each additional series of Preferred Stock of the Fund times the number of shares of such series then outstanding and (iii) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Series C Preferred will acquire certain rights. See "Description of the Series C Preferred."

         The following Discount Factors apply to portfolio holdings as described below in order to constitute S&P Eligible Assets includable within the calculation of Discounted Value:


     Asset Class Obligor                                  Overcollateralization
        (Collateral)              Advance Rates (1)            Factors (1)
        ------------              -----------------            -----------
Public Equity Small-Cap                 46.0%                     217.4%
Public Equity Mid-Cap                   53.6%                     186.6%
Public Equity Large-Cap                 59.7%                     167.6%
Cash and Other Deposit
Securities with Maturities             100.0%                     100.0%
of 30 days or less

--------------
  (1)   For an S&P rating of AAA.


         "S&P Seasoned Eligible Assets" means:

                 (a) Deposit Securities; and

                 (b) common stocks that satisfy all of the following conditions:

                         (i) such common stock (including the common stock of any predeces sor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of Nasdaq for at least 450 days,

                         (ii) the Market Capitalization of such issuer of common stock exceeds $100 million,

                         (iii) the issuer of such common stock is not an entity that is treated as a partnership, for federal income tax purposes

                         (iv) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Fund is traded on a recognized national securities exchange or quoted on the National Market System of Nasdaq either directly or in the form of depository receipts, and

                         (v)      if such issuer is registered as an
                                  investment company under the 1940 Act,
                                  such issuer does not invest more than
                                  25% of the value of its gross assets in
                                  securities that are not S&P Eligible
                                  Assets by reason of clause (iv) above;

                  provided, however, that the Fund's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (i) through (v) above shall be included in S&P Eligible Assets only to the extent that:

                         (1) such holdings may be sold publicly by the Fund at any time with out registration,

                         (2) to the extent remaining eligible after the operation of item (1) above, such holdings do not exceed a number of shares represent ing the average weekly trading volume of such common stock during the preceding 30 day period,

                         (3) to the extent remaining eligible after the operation of items (1) and (2) above, the aggregate Market Value of such holdings, when added to the aggregate Market Value of the Fund's holdings of all other similarly eligible shares of common stock of issuers in the same Industry
                                  Classification, does not exceed 10% of
                                  the aggregate Market Value of the
                                  Fund's S&P Eligible Assets, and

                         (4) to the extent remaining eligible after the operation of items (1) through (3) above, the aggregate Market Value of each of the three largest issuers is not in excess of 5% of the aggregate Market Value of the Fund's S&P Eligible Assets, and of the remaining issuers, is not in excess of 2% of the aggregate Market Value of the Fund's S&P Eligible
                                    Assets.

                  (c) Preferred stocks on such basis as S&P may determine in response to a request from the Fund.

         Notwithstanding the foregoing, an asset will not be considered an S&P Eligible Asset if it is held in a margin account, is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind or has been deposited irrevocably for the payment of dividends, redemption payments or any other payment or obligation under the Fund's Articles Supplemen tary.

         In addition, so long as any Series C Preferred is Outstanding and S&P is rating such Series C Preferred at the Fund's request, the Fund will not, unless it has received written confirmation that any such transaction would not impair the rating then assigned by S&P to the Series C Preferred, engage in any one or more of the following transactions:

                  (a) purchase or sell futures contracts; write, purchase or sell options on futures contracts; or write put options (except covered put options) or call options (except covered call options) on securities owned by the Fund (collectively, "S&P Hedging Transac tions"), except subject to the following limitations:

                  (i) for each net long or short position in S&P Hedging Transactions, the Fund will maintain in a segregated account with the Fund's custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Fund's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Fund's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission's staff;

                  (ii) the Fund will not engage in any S&P Hedging Transaction which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts, in aggregate, based on the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Wilshire 5000 Index, the Nasdaq Compos ite Index and the New York Stock Exchange Composite Index (or any component of any of the forgoing) exceeding in number 50% of the market value of the Fund's total assets or (B) outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (iii) the Fund will engage in closing transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Series C Preferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                  (iv) the Fund will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

                  (v) when the Fund writes a futures contract or option thereon, either the amount of margin posted by the Fund (in the case of a futures contract) or the marked-to-market value of the Fund's obligation (in the case of a put option written by the Fund) shall be treated as a liability of the Fund for purposes of calculating the Series C Preferred Basic Maintenance Amount, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security and the Fund does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Series C Preferred Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

                  (b) borrow money, except for the purpose of clearing securities transactions if (i) the Series C Preferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is not intended to be publicly distributed or (B) is for "temporary purposes," and is in an amount not exceeding 5 percent of the market value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                  (c) engage in any short sales of equity securities (other than short sales against the box) unless the Fund maintains in a segregated account with the Fund's custodian an amount of cash or other readily marketable securities having a market value, when added to any amounts on deposit with the Fund's broker as collateral for its obligation to replace the securities borrowed and sold short, at least equal to the current market value of securities sold short, marked-to-market on a daily basis;

                  (d) utilize any pricing service other than FT Interactive Data, Reuters, Telekurs, Bloomberg Financial Markets, J.J. Kenney Pricing Service, Merrill Lynch Securities Pricing Service or Bridge Data Corp, and any pricing service then permitted by S&P ; or

                  (e) enter into any reverse repurchase agreement, other than with a counterparty that is rated at least A-1+ by S&P.


                               NET ASSET VALUE

         The net asset value of the Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices ob tained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired or mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's respective net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                                                 BENEFICIAL OWNERS


     Name and Address of
   Beneficial/Record Owner                                   Amount of Shares and
      as of May 31, 2002              Title of Class         Nature of Ownership      Percent of Class
   -------------------              --------------         -------------------      ----------------
Cede & Co.*                               Common            111,174,879 (record)         84.98%
P.O. Box 20
Bowling Green Station                    Series A             5,318,600 (record)         99.08%
New York, NY 10274                      Preferred

                                         Series B             6,585,130 (record)         99.77%
                                        Preferred

Salomon Smith Barney Inc.**               Common             17,197,364 (record)         13.14%
333 W. 34th Street
New York, NY 10001                       Series A             1,378,413 (record)         25.68%
                                        Preferred

                                         Series B             2,060,264 (record)         31.22%
                                        Preferred

Charles Schwab & Co., Inc.**              Common              8,055,385 (record)          6.16%
c/o ADP Proxy Services
51 Mercedes Way                          Series A               272,247 (record)          5.07%
Edgewood, NY 11717                      Preferred


A.G. Edwards & Sons, Inc.**               Common             14,538,560 (record)         11.11%
125 Broad Street, 40th Fl.
New York, NY 10004                       Series B               425,147 (record)          6.44%
                                        Preferred

First Clearing Corp.                     Series B               878,627 (record)         13.31%
Riverfront Plaza                        Preferred
901 East Byrd Street
Richmond, VA 23219

Prudential Securities Inc.**             Series A               333,001 (record)          6.20%
c/o ADP Proxy Services                  Preferred
51 Mercedes Way
Edgewood, NY 11717                       Series B               346,066 (record)          5.24%
                                        Preferred
Merrill Lynch**                           Common              6,761,709 (record)          5.17%
4 Corporate Place
Corporate Park 287                       Series A               650,709 (record)         12.12%
Piscataway, NJ 08855                    Preferred

                                         Series B             1,828,067 (record)         27.70%
                                        Preferred
Paine Webber Inc.**                      Series A               743,237 (record)         13.85%
1000 Harbor Blvd.                       Preferred
Weehawken, NJ 07087

National Financial Services Corp.**      Series A               562,845 (record)         10.49%
200 Liberty Street                      Preferred
New York, NY 10281


*        A nominee partnership of The Depository Trust Company.
**       Shares held at The Depository Trust Company.


         As of May 31, 2002, the Directors and Officers of the Fund as a group beneficially owned approximately 1.22% of the outstanding shares of the Fund's common stock.


                             GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

         DTC will act as securities depository for the shares of Series C Preferred offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, represent ing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transac tions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust compa nies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct partici pants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of partici pants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to benefi cial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund. As the Fund's independ ent accountants PricewaterhouseCoopers LLP is responsible for auditing the Fund's financial statements in accordance with Generally Accepted Accounting Principles. PricewaterhouseCoopers LLP also prepares a report of its findings thereon and presents its findings to the Fund's Board of Directors. PricewaterhouseCoopers LLP also reviews the Fund's state and Federal income tax returns prepared by the Fund's Administrator. For its services, PricewaterhouseCoopers LLP charges fees which are paid by the Fund.


                             FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Sharehold ers for the fiscal year ended December 31, 2001, are also incorporated herein by reference from the Fund's Annual Report to Shareholders filed with the Securities and Exchange Commission on March 8, 2002. The report of PricewaterhouseCoopers LLP in respect of those financial statements is incorporated by reference. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the registration statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                             APPENDIX A: GLOSSARY

"AA Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period of 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent pursuant to instructions from the Fund. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

"Advance Rate" means (a) so long as S&P is rating the Series C Preferred shares at the Fund's request, the Advance Rates set forth in "Moody's and S&P Guidelines - S&P Guidelines" or (b) any applicable advance rate established by any Other Rating Agency, whichever is applicable.

"Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper
Rate.

"Applicable Rate" means with respect to the Series C Preferred shares for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) if all Series C Preferred shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business Day, such Auction Date shall be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, shall (subject to the same advancement procedure) be the seventh day after the date such preceding Auction Date would have been if it had been a Business Day; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period shall be the last Business Day in such Special Dividend Period and that no more than one Auction shall be held during any Dividend Period.

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Series C Preferred."

"Available Series C Preferred" has the meaning set forth in "Additional Information Concern ing the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Beneficial Owner" with respect to Series C Preferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Series C Preferred - Submission of Orders by Broker-Dealers to Auction Agent."

"Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Submission of Orders by Broker-Dealers to Auction Agent."

"Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker- Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"Charter" means the Fund's Articles of Incorporation, as amended, restated and supplemented, including the Articles Supplementary.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commission" means the Securities and Exchange Commission.

"Common Shares" means the shares of the Fund's Common Shares, par value $.001 per share.

"Cure Date" has the meaning set forth in "Description of the Series C Preferred - Redemption."

"Date of Original Issue" means the date on which the Series C Preferred is originally issued by the Fund.

"Default Period" has the meaning set forth in "Description of the Series C Preferred - Divi dends and Dividend Period."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

"Discount Factor" means (a) so long as Moody's is rating the Series C Preferred shares at the Fund's request, the Moody's Discount Factor or (b) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (a) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor or (b) the product of the Market Value of an Eligible Asset multiplied by the applicable Advance Rate, provided, in either case that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Description of the Series C Preferred - Dividends and Dividend Period."

"Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each March 26th, June 26th, September 26th, and December 26th and on the Business Day following the last day of such Dividend Period.

"Dividend Period" means, with respect to Series C Preferred, the initial period as specified in the Prospectus, and thereafter the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immedi ately followed by a Business Day, on the latest calendar day prior to the next succeeding Business Day.

"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Series C Preferred at the request of the Fund), S&P Eligible Assets (if S&P is then rating the Series C Preferred at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series C Preferred, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those Series C Preferred shares listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those Series C Preferred shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a master purchaser's letter.

"Hedging Transactions" means transactions in which the Fund will purchase or sell futures contracts; write, purchase or sell options on futures contracts; or write put options (except covered put options) or call options (except covered call options) on securities owned by the Fund.

"Hold Order" has the meaning set forth in "Additional Information
Concerning the Auction for Series C Preferred - Orders By Existing Holders and Potential Holders."

"Holder" means, with respect to the Series C Preferred, the registered holder of Series C Preferred shares as the same appears on the stock ledger or stock records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"Liquidation Preference" means $25,000 per Series C Preferred share and shall have a correlative meaning with respect to shares of any other class or series of Preferred Stock.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (a) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (b) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Directors as being in compliance with the requirements of the 1940 Act.

         Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

                  (a) as to any common or preferred stock which is an Eligible Asset, (i) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (ii) if there was no reported sales price on the Valuation Date, the lower of two bid prices for such stock provided by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and S&P then-current rating of the Series C Preferred) to the administrator of the Fund's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quota tion reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset shall have a Market Value of zero;

                  (b) as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements) and commercial paper, with maturities greater than 60 days, the product of (i) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument, and (ii) the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized deal ers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and S&P then-current rating of the Series C Preferred) to the administrator, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

                  (c) as to cash, demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

                  (d) as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the board of directors determines that such value does not constitute fair value;

                  (e) as to any other evidence of indebtedness which is an Eligible Asset, (i) the product of (A) the unpaid principal balance of such indebtedness as of the Valuation Date and (B)(1) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (2) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the lower of two bid prices for such indebtedness pro vided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and S&P then- current rating of the Series C Preferred) to the administrator of the Fund's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (ii) accrued interest on such indebtedness.

"Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of (i) in the case of dividend period of 184 days or less, the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Series C Preferred by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Series C Preferred Basic Maintenance Amount or (ii) in the case of a dividend period of longer than 184 days, the Treasury Index Rate.

MOODY'S CREDIT RATING        S&P CREDIT RATING       APPLICABLE PERCENTAGE
---------------------        -----------------       ---------------------

Aa3 or higher                AA- or higher                    150%
A3 to A1                     A- to A+                         175%
Baa3 to Baa1                 BBB- to BBB+                     250%
Below Baa3                   Below BBB-                       275%


"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"Moody's Discount Factor" has the meaning set forth in "Moody's and S&P Guidelines - Moody's Guidelines."

"Moody's Eligible Assets" has the meaning set forth in "Moody's and S&P Guidelines - Moody's Guidelines."

"Moody's Industry and Sub-Industry Categories" means:

         Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammu nition

         Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trail ers, Motor Homes, Dealers

         Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receiv ables

         Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         Broadcasting: Radio, T.V.

         Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         Cable: Distribution, Equipment, Programming

         Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         Communications (excluding companies primarily engaged in offering Telephone services): Satellite, Wireless, Equipment

         Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood, or Fiberglass

         Personal and Non Durable Consumer Products (Manufacturing Only):
         Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         Diversified/Conglomerate Manufacturing

         Diversified/Conglomerate Service

         Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution, Mining and Sales

         Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribu tion

         Finance: Investment Brokerage, Leasing, Syndication, Securities

         Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         Grocery: Grocery Stores, Convenience Food Stores

         Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         Home and Office Furnishings, Housewares, and Durable Consumer
         Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         Hotels, Motels, Inns and Gaming

         Insurance: Life, Property and Casualty, Broker, Agent, Surety

         Leisure, Amusement, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing

         Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
         Industrial, Machine Tools, Steam Generators

         Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

         Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

         Personal, Food and Miscellaneous Services

         Printing and Publishing: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks

         Cargo Transport: Rail, Shipping, Railroads, Rail-Car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Equipment, Research

         Textiles and Leather: Producer, Synthetic Fiber, Apparel
         Manufacturer, Leather Shoes

         Personal Transportation: Air, Bus, Rail, Car, Rental

         Utilities:  Electric, Water, Hydro Power, Gas, Diversified

         Sovereigns: Semi-sovereigns, Canadian Provinces, Supra- national agencies

"1940 Act" means the Investment Company Act of 1940, as amended.

"1940 Act Series C Preferred Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Series C Preferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"Non-Call Period" means a period determined by the Board of Directors after consultation with the Broker-Dealers, during which the Series C Preferred subject to such Special Dividend Period are not subject to redemption at the option of the Fund but only to mandatory redemption.

"Notice of Redemption" has the meaning set forth in "Description of the Series C Preferred - Redemption."

"Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Orders By Existing Holders and Potential Holders."

"Other Rating Agency" means any rating agency other than Moody's or S&P then providing a rating for the Series C Preferred pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series C Preferred.

"Outstanding" means, as of any date, Preferred Stock theretofore issued by the Fund except:

            (a) any such share of Preferred Stock theretofore cancelled by the Fund or deliv ered to the Fund for cancellation;

            (b) any such share of Preferred Stock other than the Series C Preferred shares as to which a notice of redemption shall have been given and for whose payment at the redemption thereof deposit assets in the necessary amount are held by the Fund on in trust for or were paid by the Fund to the holder of such share pursuant to the Articles Supplementary with respect thereto;

            (c) in the case of the Series C Preferred shares, any such shares theretofore delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares; and

            (d) any such share in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (i) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Stock as to which the Fund or any Affiliate is the Existing Holder will be disregarded and deemed not Outstanding; (ii) in connection with any Auction, any Series C Preferred shares as to which the Fund or any Person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (iii) for purposes of determining the Series C Preferred Basic Mainte nance Amount, Series C Preferred shares held by the Fund will be disregarded and deemed not Outstanding, but shares held by any Affiliate (other than any controlled Affiliates) will be deemed Outstanding.

"Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

"Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional Series C Preferred shares or (ii) any other person who may be interested in acquiring Series C Preferred shares and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a master purchaser's letter.

"Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Series C Preferred shares.

"Premium Call Period" means a period consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquida tion Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg, Bridge Information Services, Data Resources Inc., FT Interactive, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Public Equity Large-Cap" means any equity issuer with a market capitalization in excess of $10 billion.

"Public Equity Mid-Cap" means any equity issuer with a market capitalization in excess of $1 billion but less than or equal to $10 billion.

"Public Equity Small-Cap" means any equity issuer with a market capitalization of less than or equal to $1 billion.

"Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Series C Preferred at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "Moody's and S&P Guidelines."

"Redemption Date" has the meaning set forth in "Description of the Series C Preferred - Dividends and Dividend Period - Default Period."

"Redemption Default" has the meaning set forth in "Description of the Series C Preferred - Dividends and Dividend Period."

"Redemption Price" has the meaning set forth in "Description of the Series C Preferred - Dividends and Dividend Period."

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) and, with respect to the determination of the Maximum Rate, the "AA" Financial Composite Commercial Paper Rate or the Treasury Index Rate, as appropriate.

"S&P" means Standard & Poors Rating Services or its successors at law.

"S&P Eligible Assets" has the meaning set forth in "Moody's and S&P Guidelines - S&P Guidelines."

"S&P Hedging Transactions" has the meaning set forth in "Moody's and S&P Guidelines - S&P Guidelines."

"S&P Rating Factor" has the meaning set forth in "Moody's and S&P
Guidelines - S&P Guidelines."

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series C Preferred.

"Sell Order" has the meaning set forth in "Additional Information
Concerning the Auction for Series C Preferred - Submission of Orders by Broker-Dealers to Auction Agent."

"Series C Preferred" means the Fund's Series C Auction Rate Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25,000 per share.

"Series C Preferred Basic Maintenance Report" has the meaning set forth in "Description of the Series C Preferred - Asset Maintenance."

"Series C Preferred Basic Maintenance Amount" has the meaning set forth under "Descrip tion of the Series C Preferred - Asset Maintenance."

"Series C Preferred Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets if both Moody's and S&P are then rating the Series C Preferred at the request of the Fund, or the Eligible Assets of whichever of Moody's or S&P is then doing so if only one of Moody's or S&P is then rating the Series C Preferred at the request of the Fund, meets or exceeds the Series C Preferred Basic Maintenance Amount.

"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

            A. commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

            B. demand or time deposits in, and banker's acceptances and certificates of deposit of (i) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (ii) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            C.  overnight funds; and

            D.  U.S. Government Obligations.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concerning the Auction for Series C Preferred - Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of compara ble data as quoted to the Fund by at least three recognized dealers in U.S. Government Obliga tions selected by the Fund.

"U.S. Government Obligations" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Series C Preferred Basic Mainte nance Amount.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

         (a)      (i)      each such Submitted Bid of Existing Holders
                           specifying such lowest rate
                           and

                  (ii) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (b)      (i)      each such Submitted Bid of Potential Holders
                           specifying such lowest rate
                           and

                  (ii) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (a) above continuing to hold an aggregate number of Outstanding Series C Preferred shares which, when added to the number of Outstanding Series C Preferred shares to be purchased by such Potential Holders described in subclause (b) above, would equal not less than the Available Series C Preferred shares.